EXHIBIT 10.7
                                                               ------------

               TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

                    SERIES A CONVERTIBLE PREFERRED STOCK
                            PURCHASE AGREEMENT


                       Dated as of May 31, 2006

                           Table of Contents

                                                                Page No.
                                                                --------
1.      Authorization; Sale of Shares                               1
1.1     Authorization                                               1
1.2     Sale of Shares                                              1
1.3     Use of Proceeds                                             1
1.4     Legend                                                      1
2.      The Closing                                                 2
3.      Representations of the Company                              3
3.1     Organization and Standing                                   3
3.2     Subsidiaries, Etc                                           3
3.3     Capitalization                                              4
3.4     Issuance of Shares                                          6
3.5     Authority for Agreement; No Conflict                        6
3.6     Governmental Consents                                       7
3.7     Litigation                                                  7
3.8     Financial Statements                                        7
3.9     Absence of Undisclosed Liabilities                          8
3.10    Absence of Changes                                          8
3.11    Taxes                                                       8
3.12    Property and Assets                                         9
3.13    Intellectual Property                                       9
3.14    Insurance                                                  12
3.15    Material Contracts and Obligations                         12
3.16    Compliance                                                 12
3.17    Employees                                                  12
3.18    ERISA                                                      13
3.19    Books and Records                                          13
3.20    Permits                                                    13
3.21    Environmental Matters                                      13
3.22    Board of Directors                                         15
3.23    Disclosures                                                15
4.      Representations of the Purchasers                          15
4.1     Investment                                                 15
4.2     Accredited Investor                                        15
4.3     Authority                                                  15
4.4     Experience                                                 16
5.      Miscellaneous                                              16
5.1     Successors and Assigns                                     16
5.2     Survival of Representations and Warranties                 16
5.3     Expenses                                                   17
5.4     Brokers                                                    17
5.5     Severability                                               17
5.6     Specific Performance                                       17
5.7     Governing Law                                              17
5.8     Notices                                                    17
5.9     Complete Agreement                                         18
5.10    Amendments and Waivers                                     18
5.11    Pronouns                                                   18
5.12    Counterparts; Facsimile Signatures                         19
5.13    Section Headings and References                            19

EXHIBITS

   Exhibit A -     List of Purchasers and Shares
                   Purchased

   Exhibit B -     Certificate of Designations

   Exhibit C -     Investor Rights Agreement

   Exhibit D -     Stockholders' Voting
                   Agreement

   Exhibit E -     Management rights letter

   Exhibit F -     Legal Opinion

             TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

      SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
      -------------------------------------------------------

      This Agreement dated as of May 31, 2006 is entered into by and among Touchstone Applied Science Associates, Inc., a Delaware corporation (the "Company"), Camden Partners Strategic Fund III, L.P. and Camden Partners Strategic Fund III-A, L.P. (the "Purchasers"). In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

      1.        AUTHORIZATION; SALE OF SHARES.
                -----------------------------

            1.1 AUTHORIZATION.  The Company has, or before the
                -------------
Closing (as defined in Section 2) will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement, of 5,000,000 shares of Series A Convertible Preferred Stock, $0.0001 par value per share (the "Series A Convertible Preferred"), having the rights, privileges, preferences and restrictions set forth in the Certificate of Designations to the Certificate of Incorporation attached hereto as Exhibit B (the "Certificate of Designations"). The Series A Convertible Preferred is divided into two sub-series: Series A-1 Convertible Preferred Stock ("Series A-1 Preferred") and Series A-2 Convertible Preferred Stock ("Series A-2 Preferred"). It is intended that the Series A-1 Preferred and the Series A-2 Preferred shall have identical rights and benefits, except as modified by agreements between the holders thereof and the Company. The Company has, or before the Closing will have, adopted and filed the Certificate of Designations with the Secretary of State of the State of Delaware.

            1.2 SALE OF SHARES.  Subject to the terms and
                --------------
conditions of this Agreement, at the Closing (as defined in Section 2) the Company will sell and issue to each of the Purchasers, and each of the Purchasers will purchase, the number of shares of Series A-1 Preferred set forth opposite such Purchaser's name on Exhibit A for the purchase price of $4.50 per share (the "Purchase Price"). The shares of Series A-1 Preferred sold under this Agreement to the Purchasers are referred to as the "Shares". The Company's agreement with each Purchaser is a separate agreement, and the sale of Shares to each Purchaser is a separate sale.

            1.3 USE OF PROCEEDS.  The Company will use the
                ---------------
proceeds from the sale of the Shares to acquire the stock of Questar Educational Systems, Inc. ("Questar").

            1.4 LEGEND.  Each certificate representing Shares
                ------
shall bear a legend substantially in the following form:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE
    NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
    1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR
    OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED
    UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER
    SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO
    THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH
    REGISTRATION IS NOT REQUIRED."

      The foregoing legend shall be removed from the certificates representing any Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

      2.        THE CLOSING.  Subject to the terms and conditions of
                -----------
this Agreement, the closing (the "Closing") of the sale and purchase of the Shares under this Agreement shall take place at the offices of Vedder, Price, Kaufman & Kammholz, P.C., 805
Third Avenue, New York, New York 10022, (or remotely via the exchange of documents and signatures) on the date of this Agreement (the "Closing Date"). At the Closing:

                  (a)	the Company shall deliver to the Purchasers
the Disclosure Schedule (as defined in Section 3);

                  (b)	the Company and the Purchasers shall execute
and deliver the Investor Rights Agreement in the form attached hereto as Exhibit C (the "Investor Rights Agreement");

                  (c)	the Company and the Purchasers shall execute
and deliver the Stockholders' Voting Agreement in the form attached hereto as Exhibit D (the "Voting Agreement");

                  (d)	the Company shall execute and deliver to
each Purchaser a management rights letter in the form attached hereto as Exhibit E;

                  (e)	the Company shall deliver to the Purchasers
certificates, as of the most recent practicable dates, (i) as to the corporate good standing of the Company issued by the Secretary of State of the State of Delaware and (ii) as to the due qualification of the Company as a foreign corporation issued by the Secretary of State of each state in which, by the nature of its business, the Company is required to qualify as a foreign corporation;

                  (f)	the Company shall deliver to the Purchasers
the Certificate of Incorporation of the Company, as amended and in effect as of the Closing Date (including the Certificate of Designations), certified by the Secretary of State of the State of Delaware;

                  (g)	the Company shall deliver to the Purchasers
a Certificate of the Secretary of the Company attesting as to
(i) the By-laws of the Company; (ii) the signatures and titles of the officers of the Company executing this Agreement or any of the other agreements to be executed and delivered by the Company at the Closing; and (iii) resolutions of the Board of Directors of the Company, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby;

                  (h)	Vedder, Price, Kaufman & Kammholz, P.C.,
counsel for the Company, shall deliver to the Purchasers an opinion, dated the Closing Date, in substantially the form attached hereto as Exhibit F;

                  (i)	the Company shall deliver to each of the
Purchasers a certificate for the number of Shares set forth opposite such Purchaser's name on Exhibit A, registered in the name of such Purchaser; and

                  (j)	each Purchaser shall pay to the Company, by
wire transfer of immediately available funds, the Purchase Price for all Shares being purchased by such Purchaser. The Closing shall not be deemed to occur, and all such payments by any Purchaser shall be deemed to be held in escrow, until all Purchasers listed on Exhibit A have tendered to the Company the Purchase Price of the Shares being purchased as indicated on Exhibit A.

      3.        REPRESENTATIONS OF THE COMPANY.  Except as disclosed
                ------------------------------
by the Company in a written Disclosure Schedule provided by the Company to the Purchasers dated the date hereof (the "Disclosure Schedule"), the Company hereby represents and warrants to each Purchaser that the statements contained in this Section 3 are complete and accurate as of the date of this Agreement. The Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Section 3, and the disclosures in any section or subsection of the Disclosure Schedule shall qualify only the corresponding section or subsection of this Section 3, unless otherwise specified.

            3.1 ORGANIZATION AND STANDING.  The Company is a
                -------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it, to enter into and perform this Agreement and all other agreements required to be executed by the Company at or prior to the Closing pursuant to Section 2 (the "Ancillary Agreements"), and to carry out the transactions contemplated by this Agreement and the Ancillary Agreements. The Company is duly qualified to do business as a foreign corporation and is in good standing in the State of New York and in each other jurisdiction in which the failure so to qualify would have a material adverse effect on the business, prospects, assets or condition (financial or otherwise) of the Company and the Subsidiaries (as defined below), taken together (a "Company Material Adverse Effect"). The Company has furnished to the Purchasers complete and accurate copies of its Certificate of Incorporation and By-laws, each as amended to date and presently in effect. The Company has at all times complied with all provisions of its Certificate of Incorporation and By-laws and is not in default under, or in violation of, any such provision.

            3.2 SUBSIDIARIES, ETC.
                -----------------

                  (a)	Section 3.2 of the Disclosure Schedule sets
forth (a) the name and jurisdiction of organization of each corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which the Company, directly or indirectly, owns stock or other ownership interests ("Ownership Units") representing (i) more than 50% of the voting power of all outstanding capital stock or Ownership Units of such entity or (ii) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of capital stock or Ownership Units upon a liquidation or dissolution of such entity (each being hereinafter referred to as a "Subsidiary") and (b) with respect to each Subsidiary,
(i) the number of authorized, issued and outstanding shares of each class or series of capital stock or Ownership Units, and
(ii) the names and the number of shares of capital stock or Ownership Units held by each holder thereof. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each Subsidiary is duly qualified to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties or rights of such Subsidiary. Each
Subsidiary has all requisite power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The Company has delivered or made available to the Purchasers complete and accurate copies of the organizational documents, such as the Certificate of Incorporation and By-laws (the "Organizational Documents"), of each Subsidiary, as amended to date. All of the issued and outstanding shares of capital stock or Ownership Units of each Subsidiary are duly authorized, validly issued, fully paid, nonassessable and are held of record and beneficially by either the Company or another Subsidiary, free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws), claims, security interests, options, warrants, rights, contracts, calls, commitments, equities and demands. There are no outstanding or authorized options, warrants, rights, agreements or commitments to which the Company or any Subsidiary is a party or which are binding on any of them providing for the issuance, disposition or acquisition of any capital stock or Ownership Units of any Subsidiary. There are no outstanding stock appreciation, phantom stock or similar rights with respect to any Subsidiary. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock or Ownership Units of any Subsidiary. No Subsidiary is in default under or in violation of any provision of any of its Organizational Documents. Except for the Subsidiaries, the
Company does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, limited liability company, joint venture or other non-corporate business enterprise.

                  (b)	The representations and warranties made in
Sections 3.7 and 3.11 through 3.21, with respect to the Company shall be deemed made with respect to both the Company and each of the Subsidiaries.

            3.3 CAPITALIZATION.
                --------------

                  (a)	The authorized capital stock of the Company
(immediately prior to the Closing) consists of (i) 20,000,000 shares of Common Stock, $0.0001 par value per share, of which 2,913,738 shares are issued and outstanding as of May 25, 2006, and no shares of Common Stock are held in the treasury of the Company, and (ii) 5,000,000 shares of Preferred Stock, $0.0001 par value per share, of which 5,000,000 shares have been designated as Series A Convertible Preferred, none of which are issued or outstanding, except for the Shares to be issued pursuant to this Agreement and the shares of Series A-2
Preferred contemplated to be issued pursuant to the Company's acquisition of Questar. The shares of Series A-1 Preferred shall have the rights, privileges, preferences and restrictions set forth in the Certificate of Designations.

                  (b)	The number of shares of Common Stock of the
Company which are issued and outstanding, and the beneficial owners of more than 5% thereof, are described in the Company's Annual Report on Form 10-KSB for its fiscal year ended October
31, 2005 (the "2005 10-K"). The Company has not received any notice from any person or entity not disclosed therein as a beneficial owner of more than 5% of the Company's Common Stock, except as contemplated by this Agreement or by the Questar
transaction.   All of the issued and outstanding shares of
capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with all applicable federal and state securities laws.

                  (c)	The 2005 10-K includes a complete and
accurate list, as of the date of this Agreement, of: (i) all stock option plans and other stock or equity-related plans of the Company (the "Company Stock Plans"), indicating for each Company Stock Plan the number of shares of Common Stock issued to date under such Company Stock Plan, the number of shares subject to outstanding options under such Company Stock Plan and the number of shares reserved for future issuance under such Company Stock Plan. Section 3.3(c) of the Disclosure Schedule includes a complete and accurate list of (i) all holders of outstanding options to purchase shares of Common Stock ("Company Stock Options"), indicating with respect to each Company Stock Option the Company Stock Plan under which it was granted, the number of shares of Common Stock subject to such Company Stock Option, the exercise price, the date of grant and the vesting schedule (if such vesting schedule varies from the description thereof contained in the Company Stock Plans); and (ii) all holders of warrants or other rights (other than Company Stock Options and convertible preferred stock) to purchase or acquire shares of capital stock of the Company ("Company Warrants"), indicating with respect to each Company Warrant the agreement or other document under which it was granted, the number of shares of capital stock, and the class or series of such shares, subject to such Company Warrant, the exercise price, the date of issuance and the expiration date thereof. All of the shares of capital stock of the Company subject to Company Stock Options and Company Warrants will be, upon issuance pursuant to the exercise of such instruments, duly authorized, validly issued, fully paid and nonassessable.

                  (d)	Except as set forth in this Section 3.3 or
the Disclosure Schedule, except for outstanding options under the Company Stock Plans, and except as contemplated by this Agreement or in connection with the Questar transaction, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right, or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or to make any other distribution in respect thereof, and (iv) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company.

                  (e)	Except for the Ancillary Agreements or as
set forth on the Disclosure Schedule, there is no agreement, written or oral, between the Company and any holders of its securities, or, to the best of the Company's knowledge, among any holder of its securities, relating to the sale or transfer (including without limitation agreements relating to rights of first refusal, co-sale rights or "drag-long" rights), registration under the Securities Act of 1933, as amended (the "Securities Act"), or voting, of the capital stock of the Company.

            3.4 ISSUANCE OF SHARES.  The issuance, sale and
                ------------------
delivery of the Shares in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Shares, have been, or will be on or prior to the Closing, duly authorized by all necessary corporate action on the part of the Company, and all such shares have been duly reserved for issuance. The Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the shares of Common Stock issuable upon conversion of the Shares, when issued upon such conversion in accordance with the Certificate of Designations, will be duly and validly issued, fully paid and nonassessable, and free of restrictions on transfer other than restrictions imposed or created under this Agreement or the Ancillary Agreements, by applicable law, or by the Purchasers.

            3.5 AUTHORITY FOR AGREEMENT; NO CONFLICT.  The
                ------------------------------------
execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action. This Agreement has been, and the Ancillary Agreements when executed at the Closing will be, duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights and remedies generally, to general principles of equity (including principles of commercial reasonableness, good faith and fair dealing), regardless of whether enforcement is sought in a proceeding at law or in equity. The execution and delivery of this Agreement and the Ancillary Agreements, the consummation of the transactions contemplated hereby and thereby and the compliance with their respective provisions by the Company will not (a) conflict with or violate any provision of the Certificate of Incorporation or By-laws of the Company, (b) except as set forth on the Disclosure Schedule, conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest (as defined below) or other arrangement to which the Company is a party or by which the Company is bound or to which its assets are subject, (c) result in the imposition of any Security Interest upon any assets of the Company or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets. For purposes of this Agreement, "Security Interest" means any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law).

            3.6 GOVERNMENTAL CONSENTS.  No consent, approval,
                ---------------------
order or authorization of, or registration, qualification, designation, declaration or filing with, any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (each of the foregoing is hereafter referred to as a "Governmental Entity") is required on the part of the Company in connection with the offer, issuance, sale and delivery of the Shares, the issuance and delivery of the shares of Common Stock issuable upon conversion of the Shares or the other transactions to be consummated at the Closing, as contemplated by this Agreement and the Ancillary Agreements, except such filings as shall have been made prior to and shall be effective on and as of the Closing and such filings required to be made after the Closing under applicable federal and state securities laws. In reliance upon the representations and warranties made by each of the Purchasers in Section 5 of this Agreement, the offer and sale of the Shares to each of the Purchasers will be in compliance with applicable federal and state securities laws.

            3.7 LITIGATION.  There is no action, suit or
                ----------
proceeding, or governmental inquiry or investigation, pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company, which questions the validity of this Agreement, the Ancillary Agreements or the right of the Company to enter into any such agreements, or which might result, either individually or in the aggregate, in a Company Material Adverse Effect. There is no litigation pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company, or any of its employees by reason of the past employment relationships of any of the employees, the proposed activities of the Company, or negotiations by the Company with possible investors in the Company. The Company is not subject to any outstanding judgment, order or decree.

            3.8 SEC REPORTS AND FINANCIAL STATEMENTS.
                ------------------------------------

                  (a)	The Company has filed with the SEC all
forms, reports, schedules, registration statements, proxy statements, certifications and other documents required to be filed by the Company or its directors and executive officers (in their capacity as such) with the SEC since January 1, 2004 (as they have been amended since the time of their filing, and including any documents filed as exhibits, annexes or schedules thereto, collectively, the "SEC Reports"). As of their respective dates, including all amendments, the SEC Reports (including but not limited to any financial statements or schedules included or incorporated by reference therein) complied as to form in all material respects with the requirements of the Exchange Act of 1934 or the Securities Act of 1933, each as amended to date (and the rules and regulations of the SEC promulgated thereunder) applicable, as the case may be, to such SEC Reports, and none of the SEC Reports contained, as of the end of the period to which such SEC Report relates, including as of the date of any amendment or supplement thereto, and, in the case of any proxy statement, at the date mailed to the stockholders and at the date of the meeting, any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company SEC Reports comply as to form in all material respects with all applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.

                  (b)	The Company has furnished to each of the
Purchasers a complete and accurate copy of (a) the audited balance sheet of the Company at October 31, 2005 and the related audited statements of operations and cash flows for the fiscal year then ended, and (b) the unaudited balance sheet of the Company (the "Balance Sheet") at January 31, 2006 (the "Balance Sheet Date") and the related statements of operations and cash flows for the four months then ended (collectively, the "Financial Statements"). The Financial Statements are in accordance with the books and records of the Company, present fairly the financial condition and results of operations of the Company, at the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied, except that the unaudited Financial Statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein and are subject to normal year-end audit adjustments which in the aggregate will not be material.

            3.9 ABSENCE OF UNDISCLOSED LIABILITIES.  The Company
                ----------------------------------
does not have any liability (whether known or unknown and whether absolute or contingent), except for (a) liabilities shown on the Balance Sheet, (b) liabilities in the ordinary course of business and which are similar in nature and amount to the liabilities which arose during the comparable period of time in the immediately preceding fiscal quarter or fiscal year, (c) contractual liabilities incurred in the ordinary course of business which are not required by GAAP to be reflected on a balance sheet and which would not, either individually or in the aggregate, have or result in a Company Material Adverse Effect, and (d) liabilities incurred or to be incurred in connection with the Company's acquisition of Questar and the financing thereof.

            3.10 ABSENCE OF CHANGES.  Since October 31, 2005,
                 ------------------
there has been no event or development that, individually or in the aggregate, has had a Company Material Adverse Effect.

            3.11 TAXES.
                 -----

                  (a)	For purposes of this Agreement:  (i) "Tax"
or "Taxes" means all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any other Governmental Entity, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and (ii) "Tax
Returns" means all reports, returns, declarations, statements or other information required to be supplied to a taxing authority in connection with Taxes and any amendment thereof.

                  (b)	The amount shown on the Balance Sheet as
provision for Taxes is sufficient in all material respects for the payment of all unpaid Taxes for all periods ending on or before the date thereof. The Company has timely filed or obtained presently effective extensions with respect to all Tax Returns that are or were required to be filed by it, such Tax Returns are complete and accurate in all material respects and all Taxes shown thereon to be due have been timely paid. All Taxes that the Company is or was required by law to have withheld or collected have been duly withheld or collected and, to the extent required, have been timely paid to the proper Governmental Entity. The Tax Returns of the Company have not been audited by any Governmental Entity, and no controversy with respect to Taxes is pending or, to the best of the Company's knowledge, threatened. Neither the Company nor any of its stockholders has ever filed an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code"), that the Company be taxed as an S corporation.

                  (c)	The Company is not now and has never been a
"United States real property holding corporation" as defined in
Section 897(c)(2) of the Code and the Treasury Regulations thereunder.

                  (d)	As of and immediately following the Closing
Date: (i) the Company will be a qualified small business within the meaning of Code Section 1202(d); (ii) the Company will not have made purchases of its own stock described in Code Section 1202(c)(3)(B) during the one-year period preceding the Closing Date, except for purchases of a de minimis amount, as set forth in Treas. Reg. Sections 1.1202-2 and except for purchases that are disregarded under Treas. Reg. Section 1.1202-2;

            3.12 PROPERTY AND ASSETS.  The Company has good title
                 -------------------
to, or a valid leasehold interest in, all of its material properties and assets, including all properties and assets reflected in the Balance Sheet, except those disposed of since the date thereof in the ordinary course of business, and none of such properties or assets is subject to any Security Interest other than those the material terms of which are described in the Balance Sheet or in the Disclosure Schedule.

            3.13 INTELLECTUAL PROPERTY.
                 ---------------------

                  (a)	The 2005 10-K lists each granted patent,
pending patent application, copyright registration or application therefor, mask work registration or application therefor, and trademark, service mark and domain name registration or application therefor of the Company.

                  (b)	The Company owns or has the right to use all
Intellectual Property (as defined below) necessary (i) to use, manufacture, market and distribute the Customer Deliverables and
(ii) to operate the Internal Systems (as defined below). The
Company has taken all reasonable measures to protect the proprietary nature of each item of Company Intellectual Property
(as defined below), and to maintain in confidence all trade secrets and confidential information, that it owns or uses. No other person or entity has any rights to any of the Company Intellectual Property owned by the Company (except pursuant to agreements or licenses additionally specified in the Disclosure Schedule), and, to the Company's knowledge, as of the Effective
Date of this Agreement, no other person or entity is infringing, violating or misappropriating any of the Company Intellectual Property.

                  (c)	None of the Customer Deliverables, or the
marketing, distribution, provision or use thereof, infringes or violates, or constitutes a misappropriation of, any Intellectual Property rights of any person or entity, and neither the marketing, distribution, provision or use of any Customer Deliverables currently under development by the Company will, when such Customer Deliverables are commercially released by the Company, infringe or violate, or constitute a misappropriation of, any Intellectual Property rights of any person or entity. None of the Internal Systems, or the use thereof, infringes or violates, or constitutes a misappropriation of, any Intellectual Property rights of any person or entity. The Disclosure
Schedule additionally lists any current, unresolved complaint, claim or notice, or written threat thereof, received by the Company alleging any such infringement, violation or misappropriation; and the Company has provided to the Purchasers complete and accurate copies of all written documentation in the possession of the Company relating to any such current, unresolved complaint, claim, notice or threat. The Company has provided to the Purchasers complete and accurate copies of all written documentation in the Company's possession relating to current, unresolved claims or disputes known to the Company concerning any Company Intellectual Property.

                  (d)	The 2005 10-K describes the Company
Intellectual Property. Except as described in the Disclosure Schedule, the Company has not agreed to indemnify any person or entity against any infringement, violation or misappropriation of any Intellectual Property rights with respect to any Company Intellectual Property owned by the Company.

                  (e)	The Disclosure Schedule additionally
identifies each item of Company Intellectual Property that is owned by a party other than the Company, and the license or agreement pursuant to which the Company uses it (excluding off-the-shelf software programs licensed by the Company pursuant to "shrink wrap" or "click through" licenses).

                  (f)	The Company has not disclosed the source
code for any software developed by it, or other confidential information constituting, embodied in or pertaining to such software, to any person or entity, except pursuant to the agreements listed in the Disclosure Schedule or in the 2005 10-K, and the Company has taken reasonable measures to prevent disclosure of such source code.

                  (g)	All of the copyrightable materials
incorporated in or bundled with the Customer Deliverables have been created by employees or agents of the Company within the scope of their employment or engagement by the Company or by independent contractors of the Company who have executed agreements expressly assigning all right, title and interest in such copyrightable materials to the Company. No portion of such copyrightable materials was jointly developed with any third party which has not been assigned to the Company.

                  (h)	Except as set forth in the Disclosure
Schedule, to the Company's knowledge, the Company has not (i) incorporated any Open Source Materials into, or combined Open Source Materials with, any Customer Deliverables, (ii) distributed Open Source Materials in connection with any Customer Deliverables, or (iii) used Open Source Materials that (with respect to either clause (i), (ii) or (iii) above) (A) create, or purport to create, obligations for the Company with respect to software developed or distributed by the Company or
(B) grant, or purport to grant, to any third party any rights or immunities under intellectual property rights. Without limiting the generality of the foregoing, to the Company's knowledge, the Company has not used any Open Source Materials that require, as a condition of use, modification and/or distribution of such Open Source Materials, that other software incorporated into, derived from or distributed with such Open Source Materials be
(1) disclosed or distributed in source code form, (2) licensed for the purpose of making derivative works, or (3) redistributable at no charge.

                  (i)	The Customer Deliverables and the Internal
Systems, to the Company's knowledge, are free from significant defects or programming errors and conform in all material respects to the written documentation and specifications therefor.

                  (j)	For purposes of this Agreement, the
following terms shall have the following meanings:

                        (i)	"Customer Deliverables" shall mean (A)
the products that the Company (1) currently manufactures, markets, sells or licenses or (2) currently plans to manufacture, market, sell or license in the future and (B) the services that the Company (1) currently provides or (2) currently plans to provide in the future.

                        (ii)	"Internal Systems" shall mean the
internal systems of the Company that are necessary for the Company to produce the Customer Deliverables.

                        (iii)	"Intellectual Property" shall mean
all: (A) granted patents, pending patent applications, and all related continuation, continuation-in-part, divisional, reissue and re-examinations thereof, utility models, statutory invention registrations and design patents; (B) trademarks, service marks, trade dress, Internet domain names, logos, trade names and corporate names and registrations and applications for registration thereof; (C) copyrights and registrations and applications for registration thereof; (D) mask works and registrations and applications for registration thereof; (E) computer software, data and documentation; (F) inventions, trade secrets and confidential business information, whether patentable or nonpatentable and whether or not reduced to practice, know-how, manufacturing and product processes and techniques, research and development information, unpublished copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information; (G) other proprietary rights relating to any of the foregoing (including remedies against infringements thereof and rights of protection of interest therein under the laws of all jurisdictions); and
(H) copies and tangible embodiments thereof.

                        (iv)	 "Company Intellectual Property" shall
mean the Intellectual Property owned by or licensed to the Company and incorporated in, underlying or used in connection with the Customer Deliverables or the Internal Systems.

                        (v)	"Open Source Materials" shall mean all
software or other material that is distributed as "free software", "open source software" or under a similar licensing or distribution model, including without limitation the GNU
General Public License (GPL), GNU Lesser General Public License
(LGPL), Mozilla Public License (MPL), BSD Licenses, the Artistic
License, the Netscape Public License, the Sun Community Source
License (SCSL), the Sun Industry Standards License (SISL) and the Apache License.

            3.14 INSURANCE.  The Company maintains valid policies
                 ---------
of workers' compensation insurance and of insurance with respect to its properties and business of the kinds and in the amounts not less than is customarily obtained by corporations of established reputation engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability and other risks.

            3.15 MATERIAL CONTRACTS AND OBLIGATIONS.  The 2005
                 ----------------------------------
10-K, and to the extent not listed therein, the Disclosure Schedule, sets forth a list of all material agreements or commitments of any nature (whether written or oral) to which the Company is a party or by which it is bound, including without limitation (a) any agreement which requires future expenditures by the Company in excess of $100,000 or which might result in payments to the Company in excess of $100,000, (b) any employment or consulting agreement for the Company's executive officers and key employees, (c) any distributor, sales representative or similar agreement, (d) any agreement with any current or former stockholder, officer or director of the Company, or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity, (e) any agreement under which the Company is restricted from carrying on any business anywhere in the world, (f) any agreement relating to material indebtedness for borrowed money,
(g) any agreement for the disposition of a material portion of the Company's assets (other than for the sale of inventory in the ordinary course of business), (h) any agreement for the acquisition of the business or securities or other ownership interests of another party other than Questar or (i) any other agreement that is material to the operations, business or finances of the Company and its Subsidiaries taken as a whole. The Company has delivered or otherwise made available (including by designation of those agreements which are publicly available with the SEC) to the Purchasers copies of the foregoing agreements. All of such agreements and contracts are valid, binding against the Company and in full force and effect. Neither the Company, nor, to the best of the Company's knowledge without independent investigation, any other party thereto, is in default of any of its obligations under any of the agreements or contracts listed in the Disclosure Schedule.

            3.16 COMPLIANCE.  The Company has, in all material
                 ----------
respects, complied with all laws, regulations and orders applicable to its business as currently conducted or proposed to be conducted, and has all material permits and licenses required thereby. To the best of the Company's knowledge, no executive officer or key employee of the Company is currently in violation of any term of any contract or covenant (either with the Company or with another entity) relating to employment, patents, assignment of inventions, proprietary information disclosure, non-competition or non-solicitation.

            3.17 EMPLOYEES.
                 ---------

                  (a)	All current executive officers and key
employees of the Company are subject to the Company's standard policies relating to non-disclosure and assignment of intellectual property.

                  (b)	To the best of the Company's knowledge as of
the Effective Date of this Agreement, (i) the Company is not aware that any key employee of the Company has plans to terminate his or her employment relationship with the Company;
(ii) the Company has complied in all material respects with all applicable laws relating to wages, hours, equal opportunity, collective bargaining, workers' compensation insurance and the payment of social security and other Taxes, and (iii) none of the employees of the Company is represented by any labor union, and there is no labor strike or other labor trouble pending with respect to the Company (including, without limitation, any organizational drive) or, to the best of the Company's knowledge, threatened.

                  (c)	The 2005 10-K sets forth the annual
compensation of the President and the five most highly compensated executive officers (including the President) of the Company for the fiscal year ended October 31, 2005 and the Disclosure Schedule lists the annual compensation of the President and the five most highly compensated executive officers (including the President) of the Company for the fiscal year ending October 31, 2006.

            3.18 ERISA.  The Disclosure Schedule hereto lists all
                 -----
employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained by the Company. Each of such employee benefit plans complies in all material respects with (a) all applicable requirements of ERISA and (b) all applicable requirements of the Code.

            3.19 BOOKS AND RECORDS.  The minute books of the
                 -----------------
Company contain complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. The stock ledger for the Common Stock of the Company is maintained by American Stock Transfer Company, as transfer agent, and to the best of the Company's knowledge, such stock ledger is complete and accurate and reflects all issuances, transfers, repurchases and cancellations of shares of Common Stock of the Company.

            3.20 PERMITS.  The Disclosure Schedule sets forth a
                 -------
list of all material permits, licenses, registrations, certificates, orders or approvals from any Governmental Entity ("Permits") issued to or held by the Company. Such listed Permits are the only Permits that are required for the Company to conduct its business as presently or proposed to be conducted, except for those the absence of which would not have a Company Material Adverse Effect. Each such Permit is in full force and effect and, to the best of the Company's knowledge, no suspension or cancellation of such Permit is threatened and there is no basis for believing that such Permit will not be renewable upon expiration.

            3.21 ENVIRONMENTAL MATTERS.
                 ---------------------

                  (a)	The Company has complied with all applicable
Environmental Laws (as defined below). There is no pending or, to the best of the Company's knowledge, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the Company. For purposes of this Agreement, "Environmental Law" shall mean any federal, state or local law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including any statute, regulation, administrative decision or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination;
(iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wildlife, marine life and wetlands, including all endangered and threatened species;
(vi) storage tanks, vessels, containers, abandoned or discarded barrels and other closed receptacles; (vii) health and safety of employees and other persons; and (viii) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances or oil or petroleum products or solid or hazardous waste. As used above, the terms "release" and "environment" shall have the meaning set forth in the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA").

                  (b)	The Company has no liabilities or
obligations arising from the release of any Materials of Environmental Concern (as defined below) into the environment. For purposes of this Agreement, "Materials of Environmental Concern" shall mean any chemicals, pollutants or contaminants, hazardous substances (as such term is defined under CERCLA), solid wastes and hazardous wastes (as such terms are defined under the Resource Conservation and Recovery Act), toxic materials, oil or petroleum and petroleum products or any other material subject to regulation under any Environmental Law.

                  (c)	The Company is not a party to or bound by
any court order, administrative order, consent order or other agreement between the Company and any Governmental Entity entered into in connection with any legal obligation or liability arising under any Environmental Law.

                  (d)	The Company is not aware of any material
environmental liability of any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Company.

                  (e)	Set forth in the Disclosure Schedule is a
list of all documents (whether in hard copy or electronic form) that contain any environmental reports, investigations and audits relating to premises currently or previously owned or operated by the Company (whether conducted by or on behalf of the Company or a third party, and whether done at the initiative of the Company or directed by a Governmental Entity or other third party) which the Company has possession of or access to. Such documents, if any, have been made available to the Purchasers.

            3.22 BOARD OF DIRECTORS.   The Board of Directors of
                 ------------------
the Company is currently comprised of Andrew L. Simon, Michael
D. Beck, Linda G. Straley, Steven R. Berger, Donald W. Hughes, Chris L. Nguyen, David L. Warnock and Thomas G. Struzzieri, each of whom has been elected for a term of one year expiring at the Company's Annual Meeting of Stockholders to be held in 2007.

            3.23 DISCLOSURES.  Neither this Agreement nor any
                 -----------
Exhibit hereto, nor any Ancillary Agreement nor any report, certificate or instrument furnished by the Company to any of the Purchasers or their counsel in connection with the transactions contemplated by this Agreement, when read together, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

            3.24 INVESTMENT COMPANY.  The Company is not an
                 ------------------
"investment company" within the meaning of the Investment
Company Act of 1940, as amended.

            3.25 FOREIGN CORRUPT PRACTICES ACT.  The Company has
                 -----------------------------
not made, offered or agreed to offer, anything of value to any governmental official, political party or candidate for government office, nor has it otherwise taken any action that would cause the Company to be in violation of the Foreign
Corrupt Practices Act of 1977, as amended.

      4.        REPRESENTATIONS OF THE PURCHASERS.  Each of the
                ---------------------------------
Purchasers severally represents and warrants to the Company as follows:

            4.1 INVESTMENT.  Such Purchaser is acquiring the
                ----------
Shares, and the shares of Common Stock into which the Shares may be converted, for his, her or its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, such Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

            4.2 ACCREDITED INVESTOR.  Such Purchaser is an
                -------------------
"accredited investor" as defined in Rule 501(a) under the Securities Act.

            4.3 AUTHORITY.  Such Purchaser has full power and
                ---------
authority to enter into and to perform this Agreement and the Ancillary Agreements in accordance with their terms. Any Purchaser which is a corporation, limited liability company, partnership or trust represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company. The execution, delivery and performance of this Agreement and the Ancillary Agreements to which it is a party have been duly and validly authorized by all necessary action on the part of such Purchaser. This Agreement and each Ancillary Agreement to which such Purchaser is a party has been duly executed and delivered by such Purchaser, and constitutes the legal, valid and binding obligations of such Purchaser, enforceable against it in accordance with its respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights and remedies generally, to general principles of equity (including principles of commercial reasonableness, good faith and fair dealing), regardless of whether enforcement is sought in a proceeding at law or in equity.

            4.4 GOVERNMENTAL CONSENTS.  No consent, approval,
                ---------------------
order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Entity is required on the part of such Purchaser in connection with such Purchaser's purchase of the Shares or the other transactions to be consummated at the Closing, as contemplated by this Agreement and the Ancillary Agreements, except such filings as shall have been made by such Purchaser prior to and shall be effective on and as of the Closing and such filings required to be made by such Purchaser after the Closing under applicable federal and state securities laws.

            4.5 EXPERIENCE.  Such Purchaser (a) has carefully
                ----------
reviewed (i) the periodic reports, proxy statements and registrations statements of the Company on file with the SEC, and (ii) the representations concerning the Company contained in this Agreement, has read the Stock Purchase Agreement, dated as of May 31, 2006 (the "Stock Purchase Agreement"), among the Company, Questar and the shareholders of Questar, and (b) has made detailed inquiry concerning the Company, its business and its personnel. The officers of the Company have made available to such Purchaser any and all written information which he, she or it has requested and have answered, to such Purchaser's satisfaction, all inquiries made by such Purchaser; and such Purchaser has sufficient knowledge and experience in finance and business that he, she or it is capable of evaluating the risks and merits of his, her or its investment in the Company and such Purchaser is able financially to bear the risks thereof.

      5.        MISCELLANEOUS.
                -------------

            5.1 SUCCESSORS AND ASSIGNS.  This Agreement, and the
                ----------------------
rights and obligations of each Purchaser under this Agreement, may be assigned by such Purchaser to (a) any person or entity to which Shares are transferred by such Purchaser in accordance with this Agreement and applicable federal and state securities laws, or (b) to any affiliate, partner, member, stockholder or subsidiary of such Purchaser, and, in each case, such transferee shall be deemed a "Purchaser" for purposes of this Agreement and the Ancillary Agreements to which such Purchaser is a party; provided, that no Purchaser shall transfer shares if the cumulative effect of such transfer and all prior transfers would render the offering and sale of the Shares a public offering; provided further, that each such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement; provided further, however, that in the event of the transfer to any affiliate, partner, member, stockholder or subsidiary of such Purchaser, the Purchaser shall, unless the Company otherwise gives its prior written consent (which consent shall not be unreasonably withheld), continue to be liable for its obligations specified in this Agreement or in the Ancillary Agreements to which such Purchaser is a party. The Company may not assign its rights under this Agreement.

            5.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  All
                ------------------------------------------
representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

            5.3 EXPENSES.  The Company shall pay, at the Closing,
                --------
the reasonable fees and out-of-pocket disbursements (up to a maximum of $50,000 against an invoice with reasonable detail thereof) of WilmerHale, counsel to the Purchasers, in connection with the preparation of this Agreement and the other agreements contemplated hereby and the closing of the transactions contemplated hereby and thereby. The Company shall pay from time to time as incurred the reasonable fees and out-of-pocket expenses of one legal counsel for the Purchasers reasonably retained by the Purchasers in connection with the amendment or enforcement of this Agreement.

            5.4 BROKERS.
                -------

                  (a)	The Company (a) represents and warrants to
each Purchaser that, other than Signal Hill Capital Group, LLC, it has not retained a finder or broker in connection with the transactions contemplated by this Agreement, and (b) will, (i) pay all brokerage or finders' fees or commissions, or consulting fees of Signal Hill Capital Group, LLC in connection with the transactions contemplated by this Agreement, and (ii) indemnify and save each Purchaser harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

                  (b)	Each Purchaser (a) represents and warrants
to the Company that it has not retained a finder or broker in connection with the transactions contemplated by this Agreement, and (b) will indemnify and save the Company harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

            5.5 SEVERABILITY.  The invalidity or unenforceability
                ------------
of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

            5.6 SPECIFIC PERFORMANCE.  In addition to any and all
                --------------------
other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

            5.7 GOVERNING LAW.  This Agreement shall be governed
                -------------
by and construed in accordance with the laws of the State of New
York (without reference to the conflicts of law provisions thereof).

            5.8 NOTICES.  All notices, requests, consents and
                -------
other communications under this Agreement shall be in writing and shall be deemed delivered (a) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

      If to the Company, at 4 Hardscrabble Heights, PO Box 382, Brewster, NY 10509-0382 Attention: President, Facsimile: 1-845-277-8115, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy (which shall not constitute notice) to Vedder, Price, Kaufman & Kammholz, P.C., 805 Third Avenue, New York, NY 10022-2023, Attention: Steven R. Berger, Esq., Facsimile: (212) 407-7799; or

      If to a Purchaser, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Purchaser to the other parties hereto, with a copy (which shall not constitute notice) to Wilmer Cutler Pickering Hale and Dorr LLP, Attention: Gregory J. Ewald, Esq., 1600 Tysons Boulevard, Suite 1000, McLean, VA 22102, Facsimile No.
(703) 251-9797.

      Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

            5.9 COMPLETE AGREEMENT.  This Agreement (including
                ------------------
its Exhibits) constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter including, without limitation, that certain Summary of Terms, dated April 24, 2006.

            5.10 AMENDMENTS AND WAIVERS.  This Agreement may be
                 ----------------------
amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 50% of the Shares then held by all Purchasers. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Purchaser without the written consent of such Purchaser unless such amendment, termination or waiver applies to all Purchasers in the same fashion. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, consent, termination or waiver effected in accordance with this Section
5.10 shall be binding in accordance with this Agreement, on each Purchaser, even if such Purchaser does not execute such amendment, consent, termination or waiver. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

            5.11 PRONOUNS.  Whenever the context may require, any
                 --------
pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

            5.12 COUNTERPARTS; FACSIMILE SIGNATURES.  This
                 ----------------------------------
Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall
constitute one and the same document.   This Agreement may be
executed by facsimile signatures.

            5.13 SECTION HEADINGS AND REFERENCES.  The section
                 -------------------------------
headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise. (signature page follows)


      Executed as of the date first written above.


                               COMPANY:

                               TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

                               By:     /s/ ANDREW L. SIMON
                                       -----------------------------
                               Name:   Andrew L. Simon
                               Title:  President and CEO

                               PURCHASERS:

                               CAMDEN PARTNERS STRATEGIC FUND III, L.P.

                               By:     Camden Partners Strategic III, LLC,
                                       its General Partner

                               By: Camden Partners Strategic Manager, LLC, its Managing Member

                               By:     /s/ DONALD W. HUGHES
                                       -------------------------
                               Name:   Donald W. Hughes
                               Title:  Managing Member

                               CAMDEN PARTNERS STRATEGIC FUND III-A, L.P.

                               By:     Camden Partners Strategic III, LLC,
                                       its General Partner

                               By: Camden Partners Strategic Manager, LLC, its Managing Member

                               By:     /s/ DONALD W. HUGHES
                                       --------------------------
                               Name:   Donald W. Hughes
                               Title:  Managing Member



                            EXHIBIT A
                            ---------

             List of Purchasers and Shares Purchased
             ---------------------------------------



 Name and Address                       No. of Shares of            Aggregate
  of Purchasers                        Series A Preferred        Purchase Price
  -------------                        ------------------        --------------


CAMDEN PARTNERS                            1,600,167             $7,200,751.50
STRATEGIC FUND III, L.P.
c/o: Camden Partners Holdings LLC
500 East Pratt Street,
Suite 1200
Baltimore, MD 21202


CAMDEN PARTNERS                               66,500             $299,250.00
STRATEGIC FUND III-A, L.P.
c/o: Camden Partners Holdings LLC
500 East Pratt Street,
Suite 1200
Baltimore, MD 21202


TOTAL                                      1,666,667             $7,500,001.50

                               EXHIBIT B
                               ---------


                 TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

                     AMENDED CERTIFICATE OF DESIGNATIONS
                                    OF
                     SERIES A CONVERTIBLE PREFERRED STOCK
                      _________________________________

                      Pursuant to Section 151(g) of the
                      Delaware General Corporation Law
                      _________________________________

      TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors of the Corporation at a meeting duly called and held on May 25, 2006, at which a quorum was present and acting throughout:

      RESOLVED, that the Corporation had heretofore authorized and issued 1,500 shares of Series A Preferred Stock with a non-cumulative dividend of $.01 per share and a liquidation preference of $0.01 per share and the holders thereof have surrendered such shares to the Corporation for cancellation and no authorized shares are outstanding and none will be issued with respect to the Certificate of Designations filed March 24, 1995; and further

      RESOLVED, that, pursuant to authority conferred upon the Board of Directors of the Corporation pursuant to Article Fourth of the Certificate of Incorporation of the Corporation, a series of Preferred Stock of the Corporation to be designated collectively as Series A Convertible Preferred Stock, par value $.0001 per share, be, and it hereby is, created, to consist of 5,000,000 shares of Preferred Stock which the Corporation has authority to issue, and that the designations, powers, preferences and relative, participating, optional and other special rights and relative qualifications, limitations or restrictions of the shares of such series hereby are fixed as follows:

      1.        DESIGNATION. The number of shares of Series A
                -----------
Convertible Preferred Stock (the "Series A Preferred Stock") which the Corporation has authority to issue is 5,000,000 shares. The Series A Preferred Stock may be issued in sub-series, designated as "Series A-1 Convertible Preferred Stock" and "Series A-2 Convertible Preferred Stock". The Series A Preferred Stock shall consist of the Series A-1 Convertible Preferred Stock and the Series A-2 Convertible Preferred Stock, collectively. Except as specifically set forth in this Certificate of Designations or in an agreement between the Corporation and the Holder(s) of the respective sub-series, the Series A-1 Convertible Preferred Stock (hereinafter, "Series A-1 Preferred") and the Series A-2 Convertible Preferred Stock (hereinafter, "Series A-2 Preferred") shall have identical rights and benefits as set forth in this Certificate of Designations. The Board of Directors shall, by resolution duly adopted, designate the number of shares of Series A Preferred Stock comprising Series A-1 Preferred and the number of shares of Series A Preferred Stock comprising Series A-2 Preferred, to be issued as the Board of Directors shall approve. The holders of the shares of the Series A Preferred Stock (and all securities or other rights issued with respect to, upon conversion of or in exchange for such shares) are referred to in this Certificate of Designations as the "Holders".

      2.        RANK.  The Series A Preferred Stock shall be senior in
                ----
right to any other equity securities of the Corporation with respect to dividend payments and the distribution of assets upon Liquidation (as defined in paragraph 3 hereof).

      3.        LIQUIDATION RIGHTS.
                ------------------

      (a)       LIQUIDATION.  In the event of the voluntary or
                -----------
involuntary liquidation, dissolution or winding up ("Liquidation") of the Corporation, the Holders of the Series A Preferred Stock shall be entitled to have paid to them out of the assets of the Corporation, before any distribution is made to or set apart for the holders of any other series of preferred stock or any other class or series of stock ranking junior to the Series A Preferred Stock in respect of distribution of assets upon Liquidation, an amount per share in cash equal to the Liquidation Value (as defined below) for each share of Series A Preferred Stock held (including any shares of Preferred Stock accrued but not yet issued as dividends pursuant to Paragraph 4(a) hereof up to and including the date of final distribution to the Holders of the Series A Preferred Stock pursuant to this Paragraph 3 (the "Liquidation Date")).

      For the purposes of this Certificate, the "Liquidation Value" of each share of Series A Preferred Stock means the greater of (a) $4.50 per share of Series A Preferred Stock plus accrued but unpaid dividends with respect to such share, or (b) the amount per share of Common Stock the Holder would have been entitled to receive had such Holder converted such share of Series A Preferred Stock immediately prior to the Liquidation. For purposes of this Paragraph 3, each of the following shall be considered a "Liquidation": (i) the adoption by Corporation of any plan of liquidation providing for the distribution of all or substantially all of its assets; (ii) the sale or disposition of all or substantially all of the assets or business of the Corporation pursuant to a merger, consolidation or other transaction (unless the stockholders of the Corporation immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, 80% or more of the combined voting power of the entity or entities, if any, that succeed to the business of the Corporation, in substantially the same proportion as they owned the combined voting power of the Corporation); (iii) the combination of the Corporation with another company pursuant to which the Corporation is the surviving corporation if, immediately after the combination, the stockholders of the Corporation immediately prior to the combination hold, directly or indirectly, less than 50% of the combined voting power of the combined company; or
(iv) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than any person who was a beneficial owner of more than 15% of the then outstanding Common Stock of the Corporation, par value $.0001 per share (the "Common Stock"), on a fully-diluted basis, on or before the date hereof becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Corporation representing more than 50% of the combined voting power of the Corporation.

      (b)       INSUFFICIENT LIQUIDATION PROCEEDS.  If, upon any
                ---------------------------------
Liquidation of the Corporation, the assets of the Corporation or proceeds thereof distributable among the Holders shall be insufficient to pay in full the preferential amounts payable to such Holders, then such assets or the proceeds thereof shall be distributed among such Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were not paid in full.

      4.        DIVIDENDS.
                ---------

      (a)       SERIES A DIVIDENDS.  For a period of three (3) years
                ------------------
following the date of issuance of the shares of Series A
Preferred Stock, the Holders of outstanding shares of Series A Preferred Stock shall not be entitled to receive any dividends, and no dividends shall accrue with respect to shares of Series A Preferred Stock, during such period. Commencing on the first day of the fourth (4th) year following the date of issuance of the shares of Series A Preferred Stock, the Holders of the outstanding shares of Series A Preferred Stock shall be entitled to receive dividends at the rate of eight percent (8.0%) per annum of the Face Value (as defined below). Such dividends shall be cumulative and shall accrue on a quarterly basis, whether or not declared, from and including the most recent date to which dividends have been paid, or if no dividends have been paid, from the date of original issue thereof. The right to dividends shall accrue regardless of whether there are profits, surplus or other funds legally available for payment of dividends. Whether the dividends on the Preferred Stock are to be paid in cash or in-kind shall be at the sole election of the Corporation at the end of each fiscal quarter of the Corporation, but such election shall be applicable to all Holders at the time of such election. If the Corporation elects to pay the dividends in-kind by issuing additional shares of Preferred Stock, it shall so notify the Holders in writing, and such additional shares shall be issued or deemed issued only immediately prior to (i) the occurrence of a Liquidation, (ii) the redemption of the Series A Preferred Stock, or (iii) the conversion of a Holder's shares of Series A Preferred Stock into shares of Common Stock of the Corporation, par value $.0001 per share (the "Common Stock") pursuant to Paragraph 5. Shares of Series A Preferred Stock accrued as dividends pursuant to this Paragraph 4(a) shall not be deemed outstanding for the purposes of this Paragraph 4 or Paragraph 6, and no dividends shall accrue with respect thereto, provided that such shares of Series
A Preferred Stock accrued as dividends pursuant to this Paragraph 4(a) shall be deemed outstanding for the purposes of Paragraph 5. In the event that a dividend payment is made partly in cash and partly in-kind, each Holder will be entitled to receive the same relative proportions of cash and in-kind stock. Each dividend will be payable to Holders of record at the close of business on the date (a "Record Date") which is the last day of the fiscal quarter of the Corporation. To the extent that the Corporation elects to pay a dividend in cash, such cash payment will be made to the Holders no later than fifteen (15) days following the Record Date for such dividend.
"Face Value" shall mean $4.50 per share of Series A Preferred
Stock, subject to proportionate adjustment upon the occurrence of any of the events specified in Section 5(d)(iv) or (v) of this Certificate.

      (b)       OTHER DIVIDENDS.  So long as any shares of Series A
                ---------------
Preferred Stock are outstanding, no dividend, other than a dividend payable in Junior Stock (as defined below), shall be declared or set aside for payment or other distribution declared or made upon Junior Stock, nor shall the Junior Stock be redeemed, purchased or otherwise acquired for any consideration by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to the Series A
Preferred Stock as to dividends or upon Liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of Series A Preferred Stock shall have been paid or declared and set apart. For the purposes of this Paragraph
4(b), "Junior Stock" means the Common Stock and any other class or series of stock of the Corporation hereinafter authorized which shall rank under the Series A Preferred Stock as to all dividend payments or the distribution of assets upon Liquidation.

      5.        CONVERSION.  The Holders of the Series A Preferred
                ----------
Stock shall have conversion rights as follows (the "Conversion
Rights"):

      (a)       RIGHT TO CONVERT.  Each Holder of any share or shares
                ----------------
of Series A Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series A Preferred
Stock into such number of fully paid and non-assessable whole shares of Common Stock as is obtained by dividing (i) the product of the number of shares of Series A Preferred Stock to be converted multiplied by the Face Value, by (ii) the Conversion Price (as hereinafter defined) per share. For purposes of this Certificate of Designations, the "Conversion
Price" shall equal the Face Value, as adjusted pursuant to Paragraph 5(d).

      (b)       MECHANICS OF CONVERSION.  Each Holder desiring to
                -----------------------
convert its shares shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation, and shall give written notice to the Corporation at such office specifying the number of shares of Series A
Preferred Stock to be converted. Whether or not specified in such notice, the notice of conversion shall be deemed to include the shares of Series A Preferred Stock issued as in-kind dividends pursuant to Paragraph 4 hereof with respect to Holder's shares of Series A Preferred Stock being converted. No later than the fifth business day (in New York, New York) following the Corporation's receipt of such notice of conversion accompanied by the certificate(s) evidencing the shares to be converted, the Corporation shall deliver to the Holder the following:

      (i)	a certificate or certificates for the number of
shares of Common Stock to which such Holder is entitled upon such conversion;

      (ii)	a cash payment in lieu of any fraction of a share
based upon the Liquidation Value of a whole share of Series
A Preferred Stock; and

      (iii)	a certificate or certificates evidencing the
number of shares of Series A Preferred Stock which had been evidenced by the original certificate delivered to the Corporation but have not been converted.

      Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Series A Preferred Stock to be converted, and the Holder entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

      (c)       AUTOMATIC CONVERSION.  At any time after the
                --------------------
occurrence of a Qualifying Event, the Corporation shall have the right to cause each share of Series A Preferred Stock (and all accrued in-kind dividends with respect thereto) to be converted into shares of Common Stock as provided in Paragraph 5(a). In order to effectuate such conversion, the Corporation shall be required to provide written notice to each Holder of Series A Preferred Stock being converted at least five (5) business days prior to such conversion. For purposes of this Certificate of Designations, a "Qualifying Event" shall have occurred if (i) the rolling twenty (20)-trading day volume-weighted average trading price of shares of the Corporation's Common Stock exceeds 150% of the then applicable Series A Conversion Price,
(ii) the average trading volume of the shares of the Corporation's Common Stock for the prior 45 calendar days exceeds 30,000 shares per day, and (iii) there shall be an effective registration statement under the Securities Act of 1933, as amended (the "Act") covering all of the shares of the Corporation's Common Stock which would be issuable upon conversion of all of the outstanding shares of Series A Preferred Stock (including shares of Series A Preferred Stock deemed issued as payment-in-kind of accrued dividends).

      (d)       ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF COMMON
                ------------------------------------------------------
STOCK. Except as provided in Paragraph 5(e) hereof, if and
-----
whenever the Corporation shall issue or sell (or is deemed to have issued or sold, in accordance with clauses (i) through
(viii) below) any shares of its Common Stock without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issuance or sale (any such issuance or sale herein referred to as a "Dilutive Issuance"), then, forthwith upon such Dilutive
Issuance the Conversion Price shall be reduced as follows: the Conversion Price shall be reduced to the price determined by dividing:

      (A) an amount equal to the sum of (1) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Series A Preferred Stock and shares of Series A Preferred Stock accrued as in-kind dividends) multiplied by the existing Conversion Price in effect immediately prior to such issuance or sale; plus (2) the consideration, if any, received by the Corporation upon such issuance or sale of additional securities, by

      (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale
(including as outstanding all shares of Common Stock issuable upon conversion of outstanding Series A Preferred
Stock and shares of Series A Preferred Stock deemed issued as in-kind dividends).

      No adjustment of the Conversion Price however, shall be made in an amount less than $.01 per share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.

      For purposes of this subparagraph (d), the following clauses (i) through (vii) shall also be applicable, subject to subparagraph (e):

      (i)       ISSUANCE OF RIGHTS OR OPTIONS. If the Corporation
                -----------------------------
shall in any manner grant (whether directly, by assumption in a merger or otherwise) any options or rights to subscribe for or to purchase Common Stock or any stock or securities convertible into or exchangeable for Common
Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible
Securities and upon the conversion or exchange thereof, by
(ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in clause
(iii) below, no adjustment of such Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

      (ii)      ISSUANCE OF CONVERTIBLE SECURITIES. If the
                ----------------------------------
Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert the same are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing
(i) the total amount received or receivable by the Corporation as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by
(ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion
Price in effect immediately prior to the time of such issuance or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issuance or sale of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in clause (iii) below, no adjustment of such Conversion Price shall be made upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities. If any such issuance or sale of such Convertible Securities is made upon exercise of any Option to purchase any such Convertible Securities for which adjustments of such Conversion Price have been or are to be made pursuant to other provisions of this paragraph
(d), no further adjustment of such Conversion Price shall be made by reason of such issuance or sale.

      (iii)     CHANGE IN OPTION PRICE OR CONVERSION RATE.
                -----------------------------------------
If (1) the purchase price provided for in any Option referred to in clause (i) above; (2) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in clauses (i) or (ii) above; or (3) the rate at which any Convertible Securities referred to in clauses (i) or (ii) above are convertible into or exchangeable for Common
Stock, shall change at any time (in each case other than under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such Option referred to in clause (i) or the rate at which any Convertible Securities referred to in clauses (i) or (ii) are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then, in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible
Securities never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment such Conversion Price then in effect hereunder is thereby reduced.

      (iv)      STOCK DIVIDENDS. If the Corporation shall declare
                ---------------
a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or
Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration (except that in the case of a distribution in respect of the Corporation's Common Stock that is payable in Common Stock, the Conversion Price shall be reduced, concurrently with the effectiveness of such event, as if the Corporation had subdivided its outstanding shares of Common Stock into a greater number of shares, as provided in clause (v) hereof); provided, however, that in the case of a dividend payable in shares of Common Stock, no such adjustment shall be made if the Holders of the Series A Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock (or shares of Series A Preferred
Stock that are convertible, on the date of such event, into shares of Common Stock) in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event.

      (v)       SUBDIVISION OR COMBINATION OF STOCK.  If the
                -----------------------------------
Corporation shall split or subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such event, be proportionately reduced, and conversely, if the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

      (vi)      CONSIDERATION FOR STOCK. In case any shares of
                -----------------------
Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issuance and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

      (vii)     OTHER TRANSACTIONS.  If any event shall
                ------------------
occur as to which the other provisions of this subparagraph
(d) are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the conversion rights of the Series A Preferred Stock in accordance with the essential intent and principles hereof then, in each such case, the Holders of the Series A
Preferred Stock may appoint a firm of independent public accountants of recognized national standing reasonably acceptable to the Corporation, which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the conversion rights represented herein. Upon receipt of such opinion, the Corporation will promptly mail a copy thereof to all registered Holders of the Series A Preferred Stock and shall make the adjustments described therein. The fees and expenses of such independent public accountants shall be borne by the Corporation.

      (e)       EXCEPTIONS.  Notwithstanding any other provision
                ----------
hereof, no adjustment to the Conversion Price will be made:

      (i)	upon the issuance of any share of Series A-2
Preferred in connection with the Corporation's acquisition of Questar Educational Systems, Inc.; or

      (ii)	upon the issuance of any shares of Series A
Preferred Stock as in-kind dividends pursuant to Paragraph
4 of this Certificate of Designations; or

      (iii)	in the event of any subdivision,
combination, stock split, stock dividend, recapitalization, reorganization or other analogous event; or

      (iv)	upon the issuance of Common Stock, Options or
Convertible Securities with the consent of the Holders of a majority of the outstanding shares of the Series A
Preferred Stock; or

      (v)	upon the conversion of any shares of Series A
Preferred Stock; or

      (vi)	upon the issuance or exercise of options or
rights issued to employees, directors or consultants of the Corporation, as approved by the Board of Directors, or a committee thereof, of the Corporation; or

      (vii)	upon the exercise of options, warrants or
other rights outstanding on the date of issuance of the Series A Preferred Stock; or

      (viii)	upon the issuance of any shares of Common
Stock pursuant to a firm underwritten public offering.

      (f)       FRACTIONAL SHARES.  No fractional shares or scrip
                -----------------
representing fractional shares of Common Stock shall be issued upon conversion of shares of Series A Preferred Stock. In lieu of any fractional share or scrip to which the Holder would otherwise be entitled, the Corporation shall (after aggregation of all holdings) pay a cash adjustment in respect of such fractional interest in an amount equal to fair value thereof on the conversion date, as determined in good faith by the Board of Directors.

      (g)       RESERVATION OF COMMON STOCK ISSUABLE UPON CONVERSION.
                ----------------------------------------------------
The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred
Stock (including shares of Series A Preferred Stock which have been issued or deemed issued as dividends upon outstanding shares of Series A Preferred Stock). The Corporation shall use its best efforts from time to time, in accordance with the laws of the State of Delaware, to increase the authorized number of shares of Common Stock if at any time the number of such reserved shares shall not be sufficient to permit the conversion of all the then outstanding shares of Series A Preferred Stock.

      (h)       PAYMENT OF TAXES.  The Corporation shall pay all taxes
                ----------------
(other than taxes based upon income or transfer) and other governmental charges that may be imposed with respect to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series A Preferred Stock.

      (i)       CLOSING OF BOOKS.  The Corporation shall at no time
                ----------------
close its transfer books against the transfer of any Series A Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Preferred Stock in any manner which could reasonably interfere with the timely conversion of such Series A Preferred Stock.

      6.        VOTING.  Each Holder shall be entitled to one vote for
                ------
each share of Common Stock into which such Holder's shares of Series A Preferred Stock may be converted, voting together as one class with the Common Stock; provided, however, that shares of Series A-2 Preferred held in escrow shall not be entitled to any voting rights until such shares are released from escrow.
Neither the Certificate of Incorporation nor this Certificate may be amended to alter or change the powers, preferences or special rights of the Series A Preferred Stock without the consent of the Holders of at least a majority of the number of outstanding shares of the Series A Preferred Stock outstanding at the time, given by such Holders together as one class, and given by vote in person, by proxy at a meeting or by consent as permitted under law.

      7.        IDENTICAL RIGHTS.  Each share of the Series A
                ----------------
Preferred Stock, whether issued as Series A-1 Preferred or Series A-2 Preferred, shall have the same relative rights and preferences as set forth in this Certificate of Designations, and shall be identical in all respects with, all respects with, and all other shares of the Series A Preferred Stock, except as otherwise set forth in this Certificate of Designations or as may otherwise be agreed between a Holder and the Corporation.

      8.        CERTIFICATES.  So long as any shares of the Series A
                ------------
Preferred Stock are outstanding, there shall be set forth on the face or back of each stock certificate issued by the Corporation a statement that the Corporation shall furnish without charge to each stockholder who so requests, the powers, preferences and rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or such rights.

      9.        MISCELLANEOUS.
                -------------

      (a)       COMMUNICATIONS.  All notices and other communications
                --------------
required or permitted to be given to Holders pursuant to this Certificate shall be in writing and shall be deemed to have been duly given (i) when delivered by hand or by recognized overnight courier to, (ii) upon receipt, if sent by facsimile confirmed promptly in writing sent by United States mail, postage prepaid, or (iii) otherwise, upon receipt or upon the Holder's having actual knowledge of the contents thereof, addressed to the persons shown on the books of the Corporation as the Holders of the shares at the addresses as they appear in the books of the Corporation, as of a record date or a date determined in accordance with the Corporation's Certificate of Incorporation or By-laws, this Certificate and applicable law.

      (b)       DESIGNATIONS AND PREFERENCES.  Except as may otherwise
                ----------------------------
be required by law, shares of Series A Preferred Stock will not have any designations, preferences, limitations or relative rights other than those specifically set forth in this Certificate or in the Corporation's Certificate of Incorporation.

      (c)       HEADINGS.  Headings used in this Certificate are for
                --------
convenience only and shall not be used in the interpretation of this Certificate. References to paragraphs are to the paragraphs of this certificate.

      (d)       WAIVER; AMENDMENT.  The preferences, special rights or
                -----------------
powers of the Series A Preferred Stock may be waived, and any of the provisions of the Series A Preferred Stock may be amended, by the affirmative vote at a meeting or the written consent of Holders of record of at least a majority of the outstanding shares of Series A Preferred Stock.



      IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed and its corporate seal hereunto affixed by Andrew L. Simon, its President, and to be attested by Linda
G. Straley, its Secretary on this 25th day of May, 2006.


                                     TOUCHSTONE APPLIED SCIENCE
                                     ASSOCIATES, INC.

                                     By_____________________________
                                        Andrew L. Simon
                                        President

Attest:


_____________________________
Linda G. Straley
Secretary

                                 EXHIBIT C
                                 ---------




                 TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

                          INVESTOR RIGHTS AGREEMENT

                                 MAY 31, 2006


                              TABLE OF CONTENTS
                              -----------------

                                                                   Page
                                                                   ----
1.      Certain Definitions                                          1
2.      Registration Rights                                          5
2.1     Required Registrations                                       5
2.2     Incidental Registration                                      7
2.3     Registration Procedures                                      8
2.4     Allocation of Expenses                                      10
2.5     Indemnification and Contribution                            10
2.6     Other Matters with Respect to Underwritten Offerings        12
2.7     Information by Selling Stockholder                          13
2.8     Confidentiality of Notices                                  13
2.9     Limitations on Subsequent Registration Rights               13
2.10    Rule 144 Requirements                                       13
2.11    Termination                                                 14
3.      Right of First Refusal                                      14
3.1     Rights of Purchasers to Acquire Offered Securities          14
3.2     Termination                                                 16
4.      Covenants                                                   16
4.1     Negative Covenant                                           16
4.2     Affirmative Covenants                                       16
4.3     Inspection and Observation                                  17
4.4     Financial Statements and Other Information                  18
4.5     Material Changes and Litigation                             19
4.6     Board of Directors                                          19
4.7     Related Party Transactions                                  19
4.8     Reservation of Common Stock                                 19
4.9     Termination of Covenants                                    19
5.      Confidentiality                                             19
6.      Transfers of Rights; Calculation of Share Numbers           20
6.1     Transfer of Rights                                          20
6.2     Calculation of Share Numbers                                20
7.      General                                                     20
7.1     Severability                                                20
7.2     Specific Performance                                        20
7.3     Governing Law                                               21
7.4     Notices                                                     21
7.5     Complete Agreement                                          21
7.6     Amendments and Waivers                                      21
7.7     Pronouns                                                    22
7.8     Counterparts; Facsimile Signatures                          22
7.9     Section Headings and References                             22
(signature page follows)                                            22

                  TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                  -------------------------------------------

                          INVESTOR RIGHTS AGREEMENT
                          -------------------------

      This Agreement dated as of May 31, 2006 is entered into by and among Touchstone Applied Science Associates, Inc., a
Delaware corporation (the "Company"), and the individuals and entities listed on Exhibit A attached hereto (the "Purchasers").

                                  RECITALS
                                  --------

      WHEREAS, the Company and the Purchasers have entered into a Series A Convertible Preferred Stock Purchase Agreement of even date herewith (as it may be amended from time to time, the "Purchase Agreement"); and

      WHEREAS, the Company and the Purchasers desire to provide for certain arrangements with respect to (i) the registration of shares of capital stock of the Company under the Securities Act (as defined below), (ii) certain Purchasers' right of first refusal with respect to certain issuances of securities of the Company, and (iii) certain covenants of the Company;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

      1.        CERTAIN DEFINITIONS.
                -------------------

      As used in this Agreement, the following terms shall have the following respective meanings:

                "Affiliated Party" means, with respect to any Purchaser, any person or entity which, directly or indirectly, controls, is controlled by or is under common control with such Purchaser, including, without limitation, any general partner, officer or director of such Purchaser and any venture capital fund now or hereafter existing which is controlled by one or more general partners of, or shares the same management company as, such Purchaser.

                "Available Undersubscription Amount" means the difference between the total of all of the Basic Amounts available for purchase by Qualified Purchasers pursuant to
Section 3.1 and the Basic Amounts subscribed for pursuant to
Section 3.1.

                "Basic Amount" means, with respect to a Qualified Purchaser, its pro rata portion of the Offered Securities determined by multiplying the number of Offered Securities by a fraction, the numerator of which is the aggregate number of shares of Common Stock issuable upon conversion of all Shares then held by such Qualified Purchaser and the denominator of which is the total number of shares of Common Stock then held by all of the Qualified Purchasers (giving effect to the conversion into Common Stock of all outstanding shares of convertible preferred stock).

                "Board of Directors" means the Board of Directors of the Company.

                "Code" means the Internal Revenue Code of 1986, as amended.

                "Commission" means the Securities and Exchange
Commission, or any other federal agency at the time administering the Securities Act.

                "Common Stock" means the common stock, $0.0001 par value per share, of the Company.

                "Company" has the meaning ascribed to it in the introductory paragraph hereto.

                "Company Sale" means: (a) a merger or consolidation in which (i) the Company is a constituent party, or (ii) a Company Subsidiary is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, except in the case of either clause (i) or (ii) any such merger or consolidation involving the Company or a Company Subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock which represent, immediately following such merger or consolidation, more than 50% by voting power of the capital stock of (A) the surviving or resulting corporation or (B) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or a Company Subsidiary of all or substantially all the assets of the Company and the Company Subsidiaries taken as a whole
(except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned Company Subsidiary); (c) the combination of the Company with another entity pursuant to which the Company is the surviving corporation if, immediately after the combination, the stockholders of the Corporation immediately prior to the combination hold, directly or indirectly, less than 50% of the combined voting power of the combined company; or (d) any person (as such term is used in the Exchange Act), other than any person who was a beneficial owner of more than 15% of the outstanding Common Stock on a fully-diluted basis on or before the date hereof, is or becomes the "beneficial owner" (as defined the Exchange Act) of securities of the Company representing more than 50% of the combined voting power of the Company.

                "Company Subsidiary" means any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which the Company (or a Company Subsidiary) holds stock or other ownership interests representing (a) more than 50% of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.

                "Confidential Information" means any information that is labeled as confidential, proprietary or secret which a Purchaser obtains from the Company pursuant to financial statements, reports and other materials provided by the Company to such Purchaser pursuant to this Agreement or pursuant to visitation or inspection rights granted hereunder.

                "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                "Indemnified Party" means a party entitled to indemnification pursuant to Section 2.5.

                "Indemnifying Party" means a party obligated to provide indemnification pursuant to Section 2.5.

                "Initiating Holders" means the Purchasers initiating a request for registration pursuant to Section 2.1(a) or 2.1(b), as the case may be.

                "Notice of Acceptance" means a written notice from a Purchaser to the Company containing the information specified in
Section 3.1(b).

                "Offer" means a written notice of any proposed or intended issuance, sale or exchange of Offered Securities containing the information specified in Section 3.1(a).

                "Offered Securities" means (a) any shares of the Common Stock of the Company, (b) any other equity securities of the Company, including, without limitation, shares of preferred stock, (c) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (d) any debt securities convertible into capital stock of the Company.

                "Other Holders" means holders of securities of the Company (other than Purchasers) who are entitled, by contract with the Company, to have securities included in a Registration
Statement.

                "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                "Purchase Agreement" has the meaning ascribed to it in the recitals hereto.

                "Purchaser" has the meaning ascribed to it in the introductory paragraph hereto.

                "Qualified Purchaser" means a Purchaser that, together with its Affiliated Parties, holds at least 500,000 Shares
(subject to stock splits, stock dividends, consolidations, recapitalizations and other similar events).

                "Questar" means Questar Educational Systems, Inc.

                "Questar Preferred Shares" means the shares of Series A-2 Convertible Preferred Shares, par value $0.0001 per share, of the Company issued to the Questar Stockholders pursuant to the Questar Purchase Agreement.

                "Questar Purchase Agreement" means the Stock Purchase Agreement, dated as of May 31, 2006, by and among the Company, Questar and the Questar Stockholders who are selling their shares of Questar to the Company pursuant thereto.

                "Questar Registrable Shares" means the (a) the shares of Common Stock issued or issuable upon conversion of the Questar Preferred Shares, (b) any other shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Questar Stockholders and (c) any other shares of Common Stock issued in respect of such Questar Preferred Shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Questar Registrable Shares shall cease to be Questar Registrable Shares upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act.

                "Questar Stockholders" means the former stockholders of Questar who are the beneficial owners of Questar Preferred
Shares, or who may be entitled to a distribution of Questar
Preferred Shares in accordance with the terms and provisions of the Questar Purchase Agreement.

                "Refused Securities" means those Offered Securities as to which a Notice of Acceptance has not been given by the Qualified Purchasers pursuant to Section 3.1.

                "Registrable Shares", with respect to a Purchaser, means (a) the shares of Common Stock issued or issuable upon conversion of the Shares, (b) any other shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by such Purchaser and (c) any other shares of Common Stock issued in respect of such Shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not been effected.

                "Registration Expenses" means all expenses incurred by the Company in complying with the provisions of Section 2, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling
Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders' own counsel (other than the one counsel selected to represent all Selling Stockholders).

                "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or the respective successors forms, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation), including, without limitation, a "shelf registration" statement pursuant to Rule 415 of the Securities Act.

                "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                "Selling Stockholder" means any Purchaser owning
Registrable Shares and any Questar Stockholder owning Questar
Registrable Shares included in a Registration Statement.

                "Shares" means shares of Series A-1 Convertible
Preferred Stock, $0.0001 par value per share, of the Company issued to the Purchasers pursuant to the terms of the Purchase
Agreement.

                "Undersubscription Amount" means, with respect to a Qualified Purchaser, any additional portion of the Offered
Securities attributable to the Basic Amounts of other Qualified
Purchasers as such Qualified Purchaser indicates it will purchase or acquire should the other Qualified Purchasers subscribe for less than their Basic Amounts.

      2.        REGISTRATION RIGHTS.
                -------------------

            2.1 REQUIRED REGISTRATIONS.
                ----------------------

                (a) At any time after the one-year anniversary of the date of this Agreement, a Purchaser or Purchasers holding in the aggregate at least 50% of the Registrable Shares then outstanding may request, in writing, that the Company file a Registration Statement covering Registrable Shares owned by such Purchaser or Purchasers having an aggregate value of at least $2,500,000 (based on the volume weighted average public market price for the five trading days preceding the date of such request).

                (b) At any time after the one-year anniversary of the date of this Agreement and after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Purchaser or Purchasers holding Registrable Shares having an aggregate value of at least $1,000,000 (based on the volume weighted average public market price for the five trading days preceding the date of such request), may request, in writing, that the Company effect the registration on Form S-3 (or such successor form), of such Registrable Shares.

                (c) Upon receipt of any request for registration pursuant to this Section 2.1, the Company shall promptly give written notice of such proposed registration to all other Purchasers and to all Questar Stockholders. Such Purchasers shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Purchasers may request in such notice of election, and the Questar Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Questar Registrable Shares as such Questar Stockholders may request in such notice of election, in both cases, subject, in the event of an underwritten offering, to the terms of Section 2.1(d). Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares and all Questar Registrable Shares which the Company has been requested to so register; provided, however, that in the case of a registration requested under Section
2.1(b), the Company will only be obligated to effect such registration on Form S-3 (or any successor form).

                (d)   If the Initiating Holders intend to
distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a) or (b), as the case may be, and the Company shall include such information in its written notice referred to in Section 2.1(c). In such event, (i) the right of any other Purchaser to include its Registrable Shares and the right of any Questar Stockholder to include any Questar Registrable Shares in such registration pursuant to Section 2.1(c), shall be conditioned upon such other Purchaser's participation and such Questar Stockholder's participation in such underwriting on the terms set forth herein, and (ii) all Purchasers including Registrable Shares and all Questar Stockholders including Questar Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters managing the offering; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Selling Stockholders materially greater than the obligations of the Selling Stockholders pursuant to Section 2.5. The Initiating Holders shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a) or (b), subject to the approval of the Company, which approval will not be unreasonably withheld, conditioned or delayed. If any Purchaser who has requested inclusion of its Registrable Shares or any Questar Stockholder who has requested inclusion of its Questar Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such Purchaser or Questar Stockholder, as the case may be, may elect, by written notice to the Company, to withdraw its Registrable Shares or Questar Registrable Shares, respectively, from such Registration Statement and underwriting. If the managing underwriter advises the Company in writing that, in its discretion, market factors require a limitation on the number of shares to be underwritten, the number of Registrable Shares and the Questar Registrable Shares to be included in the Registration Statement and underwriting shall be allocated among all Purchasers and the Questar Stockholders requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Shares and the Questar Registrable Shares, respectively, held by them on the date of the request for registration made by the Initiating Holders pursuant to Section 2.1(a) or (b), as the case may be. If any Purchaser would thus be entitled to include more Registrable Shares than such Purchaser requested to be registered, the excess shall be allocated among other requesting Purchasers pro rata in the manner described in the preceding sentence.

                (e)   The Company shall not be required to effect
(i) more than one registration pursuant to Section 2.1(a) and
Section 2.1(b) in any period of twelve consecutive months, or
(ii) no more than two registrations in total pursuant to Section 2.1(a) and Section 2.1(b). For purposes of this Section 2.1(e), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Purchasers after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to Section 2.4). For purposes of this Section 2.1(e), a Registration Statement shall not be counted if, as a result of an exercise of the underwriter's cut-back provisions as described in Section
2.1(d), less than 50% of the total number of Registrable Shares that Initiating Holders have requested to be included in such Registration Statement are so included.

                (f) If at the time of any request to register Registrable Shares by Initiating Holders pursuant to this
Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.
            2.2 INCIDENTAL REGISTRATION.
                -----------------------

                (a) Whenever the Company proposes to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2.1) at any time and from time to time, it will, prior to such filing, give written notice to all Purchasers of its intention to do so. Upon the written request of a Purchaser or Purchasers given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Purchaser or Purchasers to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Purchaser or Purchasers; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this
Section 2.2 without obligation to any Purchaser.

                (b) If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Purchasers as a part of the written notice given pursuant to
Section 2.2(a). In such event, (i) the right of any Purchaser to include its Registrable Shares in such registration pursuant to this Section 2.2 shall be conditioned upon such Purchaser's participation in such underwriting on the terms set forth herein and (ii) all Purchasers including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by the Company; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of Purchasers materially greater than the obligations of the Purchasers pursuant to
Section 2.5. If any Purchaser who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such person may elect, by written notice to the Company, to withdraw its shares from such Registration Statement and underwriting. If the managing underwriter advises the Company in writing that, in its discretion, market factors require a limitation on the number of shares to be underwritten, the shares held by holders of securities of the Company other than Purchasers and the Questar Stockholders shall be excluded from such Registration Statement and underwriting to the extent deemed advisable by the managing underwriter, and, if a further reduction of the number of shares is required, the number of shares that may be included in such Registration Statement and underwriting shall be allocated among all Purchasers and the Questar Stockholders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) held by them on the date the Company gives the notice specified in Section 2.2(a). If any Purchaser or Questar Stockholders would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting Purchasers and Questar Stockholders pro rata in the manner described in the preceding sentence.

            2.3 REGISTRATION PROCEDURES.
                -----------------------

                (a) If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares and, if applicable, any Questar Registrable Shares, under the Securities
Act, the Company shall:

                        (i)	file with the Commission a Registration
Statement with respect to such Registrable Shares and Questar
Registrable Shares, if any, and use its best efforts to cause that Registration Statement to become effective as soon as possible;

                        (ii)	as expeditiously as possible prepare
and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 36 months from the effective date or such lesser period until all such Registrable Shares and Questar Registrable Shares, if any, are sold;

                        (iii)	as expeditiously as possible furnish to
each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares or Questar Registrable
Shares, if any, owned by such Selling Stockholder;

                        (iv)	as expeditiously as possible use its
best efforts to register or qualify the Registrable Shares and Questar Registrable Shares, if any, covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares and Questar Registrable Shares, if any, owned by the Selling Stockholders; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to amend its Certificate of Incorporation or By-laws in a manner that the Board of Directors determines is inadvisable;

                        (v)	as expeditiously as possible, cause all
such Registrable Shares and Questar Registrable Shares, if any, to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

                        (vi)	promptly provide a transfer agent and
registrar for all such Registrable Shares and Questar
Registrable Shares, if any, not later than the effective date of such Registration Statement;

                        (vii)	promptly make available for inspection
by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration
Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling
Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                        (viii)	notify each Selling Stockholder,
promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

                        (ix)	as expeditiously as possible following
the effectiveness of such Registration Statement, notify each Selling Stockholder of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

                (b) If the Company has delivered a Prospectus to the Selling Stockholders and after having done so, such Prospectus is subsequently amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders of such amendment and, if requested by the Company, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all pre-amendment Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with amended Prospectuses and, following receipt of the amended Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

                (c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares and Questar Registrable Shares, if any, pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.3(c) to suspend sales of Registrable Shares for a period in excess of 45 days consecutively or 90 days in any 365-day period.

            2.4 ALLOCATION OF EXPENSES.  The Company will pay all
                ----------------------
Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under
Section 2.1 is withdrawn at the request of the Initiating
Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Selling Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under Section 2.1, the Selling Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration.

            2.5 INDEMNIFICATION AND CONTRIBUTION.
                --------------------------------

                (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the Registration Statement or the offering contemplated thereby; and the Company will reimburse such Selling Stockholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof.

                (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.

                (c) Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5 except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if the Indemnified Party reasonably concludes that representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one counsel per jurisdiction for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense.
No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

                (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Selling Stockholders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 2.5(d), (i) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares or Questar Registrable Shares, as applicable and (ii) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2.5(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 2.5(d). No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

                (e) The rights and obligations of the Company and the Selling Stockholders under this Section 2.5 shall survive the termination of this Agreement.

            2.6 OTHER MATTERS WITH RESPECT TO UNDERWRITTEN
                ------------------------------------------
OFFERINGS.  In the event that Registrable Shares are sold
---------
pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its reasonable best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use its reasonable best efforts to cause its independent public accounting firm to issue customary "cold comfort letters" to the underwriters with respect to the Registration Statement.

            2.7 INFORMATION BY SELLING STOCKHOLDER.  Each Selling
                ----------------------------------
Stockholder shall furnish to the Company such information regarding such Selling Stockholder and the distribution proposed by such Selling Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

            2.8 CONFIDENTIALITY OF NOTICES.  Any Purchaser
                --------------------------
receiving any written notice from the Company regarding the Company's plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

            2.9 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS.
                ---------------------------------------------
The Company shall not, without the prior written consent of Purchasers holding at least 50% of the Registrable Shares then held by all Purchasers, enter into any agreement (other than this Agreement and an equivalent agreement granting registration rights to the Questar Stockholders with respect to the Questar Registrable Shares) with any holder or prospective holder of any securities of the Company which grants such holder or prospective holder rights to include securities of the Company in any Registration Statement, unless (a) such rights to include securities in a registration initiated by the Company or by Purchasers are not more favorable than the rights granted to Other Holders under Sections 2.1 and 2.2, and (b) no rights are granted to initiate a registration, other than registration pursuant to a registration statement on Form S-3 (or its successor) in which Purchasers are entitled to include Registrable Shares on a pro rata basis with such holders based on the number of shares of Common Stock (on an as-converted basis) owned by Purchasers and such holders.

            2.10 RULE 144 REQUIREMENTS.  So long as the Company
                 ---------------------
maintains its registration of a class of securities under
Section 12 of the Exchange Act, the Company agrees to:

                (a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

                (b)   use its best efforts to file with the
Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                (c) furnish to any holder of Registrable Shares upon request (i) a copy of the most recent annual or quarterly report of the Company, and (ii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

            2.11 TERMINATION.  All of the Company's obligations to
                 -----------
register Registrable Shares under Sections 2.1 and 2.2 shall terminate upon the earlier of (a) the date on which the Purchasers do not beneficially own any Registrable Shares or
(b) a Company Sale.

      3.        RIGHT OF FIRST REFUSAL.
                ----------------------

            3.1 RIGHTS OF PURCHASERS TO ACQUIRE OFFERED
                ---------------------------------------
SECURITIES.
----------
                (a) Subject to Section 3.1(h), the Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any Offered Securities, unless in each such case the Company shall have first complied with this Section 3.1. The Company shall deliver to each Purchaser an Offer, which shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to or exchange with such Purchaser that is a Qualified Purchaser (A) such Qualified Purchaser's Basic Amount and (B) such Qualified Purchaser's Undersubscription Amount.

                (b) To accept an Offer, in whole or in part, a Qualified Purchaser must deliver to the Company, on or prior to the date 30 days after the date of delivery of the Offer, a Notice of Acceptance indicating the portion of the Qualified Purchaser's Basic Amount that such Qualified Purchaser elects to purchase and, if such Qualified Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Qualified Purchaser elects to purchase. If the Basic Amounts subscribed for by all Qualified Purchasers are less than the total of all of the Basic Amounts available for purchase, then each Qualified Purchaser who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the Available Undersubscription Amount, each Qualified Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Qualified Purchaser bears to the total Undersubscription Amounts subscribed for by all Purchasers, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

                (c) The Company shall have 90 days from the expiration of the period set forth in Section 3.1(b) to issue, sell or exchange all or any part of the Refused Securities, but only to the offerees or purchasers described in the Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

                (d) In the event the Company shall propose to sell less than all the Refused Securities, then each Qualified Purchaser may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Qualified Purchaser elected to purchase pursuant to Section 3.1(b) multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Qualified Purchasers pursuant to Section 3.1(b) prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Qualified Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Qualified Purchasers in accordance with Section 3.1(a).

                (e) Upon (i) the closing of the issuance, sale or exchange of all or less than all of the Refused Securities or
(ii) such other date agreed to by the Company and Qualified Purchasers who have subscribed for a majority of the Offered Securities subscribed for by the Qualified Purchasers, such Qualified Purchaser or Purchasers shall acquire from the Company and the Company shall issue to such Qualified Purchaser or Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3.1(d) if any of the Qualified Purchasers has so elected, upon the terms and conditions specified in the Offer.

                (f) The purchase by the Qualified Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Qualified Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Qualified Purchasers and their respective counsel.

                (g) Any Offered Securities not acquired by the Qualified Purchasers or other persons in accordance with Section
3.1(c) may not be issued, sold or exchanged until they are again offered to the Qualified Purchasers under the procedures specified in this Agreement.

                (h) The rights of the Qualified Purchasers under this Section 3.1 shall not apply to:

                      (i)     the issuance of any shares of Common
Stock as a stock dividend to holders of Common Stock or upon any subdivision, stock split, recapitalization or reorganization combination of shares of Common Stock;

                      (ii)    the issuance of any shares of Common
Stock upon conversion of shares of Series A-1 Convertible
Preferred Stock or Series A-2 Convertible Preferred Stock, or upon the exercise of options or warrants issued and outstanding as of the date of this Agreement;

                      (iii)   the issuance or options to purchase
Common Stock to employees, directors or officers of, or consultants to, the Company or any Company Subsidiary pursuant to any plan, agreement or arrangement approved by the Board of Directors or by the appropriate committee of the Board of Directors;

                      (iv) the issuance of the Questar Preferred Shares, and the Questar Registrable Shares upon the conversion thereof;

                      (v) the issuance and sale of Common Stock (or options or other rights to purchase Common Stock) in an acquisition or other combination transaction, which transaction has been approved by the Board of Directors, including a majority of the directors nominated by the Purchasers and are then serving on the Board of Directors.

                      (vi) the issuance of shares of Common Stock by the Company in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act.

            3.2 TERMINATION.  This Section 3 shall terminate upon
                -----------
the earlier to occur of (a) the closing of a Company Sale, and
(b) the date on which the Purchasers in the aggregate beneficially own less than 500,000 shares.

      4.        COVENANTS.  Subject to Section 4.9, the Company
                ---------
covenants and agrees as follows:

            4.1 NEGATIVE COVENANTS.  The Company shall not,
                ------------------
directly or indirectly, without prior written consent of the holders of not less than 50% of the then outstanding Shares:

                (a)   incur any indebtedness, or permit any
Company Subsidiary to incur any indebtedness, in excess of $5,000,000 in the aggregate; provided, however, that for purposes of this Section 4.1, the following shall be excluded from the calculation of indebtedness: (a) trade payables, (b) indebtedness from a Company Subsidiary to the Company or another Company Subsidiary, (c) indebtedness, including all refinancings thereof, incurred in connection with the consummation of the transactions contemplated by the Questar Purchase Agreement, and
(d) indebtedness incurred by the Company pursuant to a transaction or series of transactions approved by the Board of Directors, including the approval of a majority of the directors nominated by the Purchasers;

                (b) amend or repeal any provision of, or add any provision to, the Company's Certificate of Incorporation or Bylaws (whether by merger, consolidation or otherwise) if such action would change or adversely affect the rights, preference or privileges of the Shares;

                (c) authorize, designate or issue any class of stock having any right, preference or priority superior to or on a parity with the Shares, including the issuance of shares of Series A-1 Preferred or Series A-2 Preferred (other than the Questar Preferred Shares or as dividends on Shares or the Questar Preferred Shares); or

                (d)   amend the Company's Certificate of
Incorporation (whether by merger, consolidation or otherwise) to authorize any additional shares of Series A Convertible
Preferred Stock.

            4.2 AFFIRMATIVE COVENANTS.
                ---------------------

      The Company covenants and agrees that it will perform and observe the following covenants and provisions and will cause each Company Subsidiary to perform and observe such of the following covenants and provisions as are applicable to such Company Subsidiary:

                (a)   PAYMENT OF TAXES AND TRADE DEBT.  Pay and
                      -------------------------------
discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims, which, if unpaid, might become a lien or charge upon any properties of the Company or a Company Subsidiary, other than those which are being contested in good faith if the Company or such Company Subsidiary shall have set aside on its books and shall have provided, in accordance with generally accepted accounting principles, adequate reserves with respect thereto; and pay in conformity with customary trade terms, all lease obligations, all trade debt, and all other indebtedness incident to its operations, except such as are being contested in good faith if the Company shall have set aside on its books and shall have provided, in accordance with generally accepted accounting principles, appropriate reserves with respect thereto.

                (b)   MAINTENANCE OF INSURANCE.  Maintain with
                      ------------------------
responsible and reputable insurance companies or associations, insurance (including D&O and key-man insurance) in such amounts and covering such risks in amounts and terms consistent with or more favorable to those obtained by similarly-situated public companies.

                (c)   PRESERVATION OF CORPORATE EXISTENCE.
                      -----------------------------------
Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is required, unless the failure to so qualify does not and will not have a material and adverse effect on the business, operations or financial condition of the Company; and preserve and maintain all material licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or possessed by it as are reasonably necessary or advisable for it to conduct its business; provided, however, that the Company may, without the consent of the Purchasers, dissolve or liquidate any inactive Company Subsidiary or merge any Company Subsidiary into the Company or any other Company Subsidiary.

                (d)   COMPLIANCE WITH LAWS.  Comply with all
                      --------------------
applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could materially adversely affect its business or condition, financial or otherwise, except non-compliance being contested in good faith through appropriate proceedings so long as the Company shall have set up and funded sufficient reserves, if any, required under generally accepted accounting principles with respect to such items.

                (e)   KEEPING OF RECORDS AND BOOKS OF ACCOUNT.
                      ---------------------------------------
Keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection within its business shall be made.

                (f)   MAINTENANCE OF PROPERTIES, ETC.  Maintain
                      ------------------------------
and preserve all of its properties that the Company reasonably deems necessary or useful in the proper conduct of its business in good repair, working order and condition, ordinary wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and comply with the provisions of all material leases to which it is a party or under which it occupies property so as to prevent any material loss or forfeiture thereof or thereunder.

            4.3 INSPECTION AND OBSERVATION.  The Company shall
                --------------------------
permit each Purchaser, or any authorized representative thereof, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with executive officers of the Company, during normal business hours following reasonable notice, but no more than once per month for all Purchasers in the aggregate.

            4.4 FINANCIAL STATEMENTS AND OTHER INFORMATION.
                ------------------------------------------

                (a)   The Company shall deliver to each Purchaser:

                      (i) within 120 days after the end of each fiscal year of the Company, an audited balance sheet of the Company as at the end of such year and audited statements of income and of cash flows of the Company for such year, certified by certified public accountants of established national reputation selected by the Company, and prepared in accordance with generally accepted accounting principles consistently applied; and

                      (ii)    within 60 days after the end of each
fiscal quarter of the Company (other than the fourth quarter), an unaudited balance sheet of the Company as at the end of such quarter, and unaudited statements of income and of cash flows of the Company for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter.

                      (iii)   within 30 days after the end of each
month (other than the last month of any fiscal quarter), an unaudited balance sheet of the Company as at the end of such month and unaudited statements of income and of cash flows of the Company for such month and for the current fiscal year to the end of such month, setting forth in comparative form the Company's projected financial statements for the corresponding periods for the current fiscal year; accompanied by a certificate of the chief financial officer of the Company stating that such statements have been prepared on a basis consistent with the financial statements delivered pursuant to clause (ii) and with prior monthly financial statements, but the monthly financial statements are not required to be GAAP-compliant;

                      (iv) as soon as available, but in any event prior to the commencement of each new fiscal year, a business plan and projected financial statements for such fiscal year;

                      (v)     such other notices, information and
data with respect to the Company as the Company delivers to the holders of its capital stock at the same time it delivers such items to such holders; and

                      (vi) with reasonable promptness, such other information and data as such Purchaser may from time to time reasonably request.

                (b) The financial statements delivered pursuant to clauses (ii) and (iii) of paragraph (a) shall be accompanied by a certificate of the Chief Executive Officer or Chief Financial Officer that such financial statements fairly present the financial condition and results of operations of the Company at the date thereof and for the periods covered thereby, subject to the assumptions contained therein and the limitations described in clauses (ii) and (iii), respectively.

            4.5 MATERIAL CHANGES AND LITIGATION.  The Company
                -------------------------------
shall promptly notify the Purchasers of any material adverse change in the business, prospects, assets or condition, financial or otherwise, of the Company and of any litigation or governmental proceeding or investigation brought or, to the best of the Company's knowledge, threatened against the Company, or against any officer, director, or key employee of the Company which, if adversely determined, would have a material adverse effect on the business, prospects, assets or condition (financial or otherwise) of the Company.

            4.6 BOARD OF DIRECTORS.  The Company's Certificate of
                ------------------
Incorporation shall at all times provide for the indemnification of the members of the Board of Directors to the fullest extent provided by the law of the jurisdiction in which the Company is organized. In the event that the Company or any of its successors or assigns (i) consolidates with or merges into any other entity and shall not be the continuing or surviving corporation in such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any entity, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as contained in the Company's Certificate of Incorporation.

            4.7 RELATED PARTY TRANSACTIONS.  The Company shall
                --------------------------
not enter into any agreement with any stockholder, officer or director of the Company, or any Affiliated Party of such persons, including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity, without the consent of at least a majority of the members of the Board of Directors having no interest in such agreement or arrangement; provided, however, that this covenant shall not apply to any transactions between the Company and any Company Subsidiary.

            4.8 RESERVATION OF COMMON STOCK.  The Company shall
                ---------------------------
reserve and maintain a sufficient number of shares of Common Stock for issuance upon conversion of all of the outstanding Shares.
            4.9 TERMINATION OF COVENANTS.  All covenants of the
                ------------------------
Company contained in this Section 4 shall terminate upon the earlier of (a) the closing of a Company Sale, and (b) the date on which the Purchasers, in the aggregate, beneficially own less than 500,000 Shares.

      5.        CONFIDENTIALITY.  Each Purchaser agrees that he, she
                ---------------
or it will keep confidential and will not disclose, divulge or use for any purpose, other than to monitor its investment in the Company, any Confidential Information, unless such Confidential Information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 5 by such Purchaser), (b) is or has been independently developed or conceived by the Purchaser without use of the Company's
Confidential Information or (c) is or has been made known or disclosed to the Purchaser by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that a Purchaser may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (ii) to any prospective purchaser of any Shares from such Purchaser as long as such prospective purchaser agrees to be bound by the provisions of this Section
5, (iii) to any Affiliated Party of such Purchaser, or (iv) as may otherwise be required by law, provided that, prior to such disclosure, such Purchaser provides reasonable prior notice to the Company to afford the Company a reasonable opportunity to contest such requested disclosure, the Purchaser takes reasonable steps to minimize the extent of any such required disclosure. Notwithstanding the foregoing, such information shall not be deemed confidential for the purpose of enforcing this Agreement.

      6.        TRANSFERS OF RIGHTS; CALCULATION OF SHARE NUMBERS.
                -------------------------------------------------

            6.1 TRANSFER OF RIGHTS.  This Agreement, and the
                ------------------
rights and obligations of each Purchaser hereunder, may, upon prior written notice to the Company, be assigned by such Purchaser to any Affiliated Party, partner or member of such Purchaser and such transferee shall be deemed a "Purchaser" for purposes of this Agreement. In addition, this Agreement, and the rights and obligations of each Purchaser under Section 2 of this Agreement may be assigned by such Purchaser to any person or entity to which Shares are transferred by such Purchaser and such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided, however, that such assignment of rights shall be contingent upon the transferee's providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement; provided further, that such Purchaser may not assign or transfer its rights under Sections 3 or 4 of this Agreement to any person or entity who is not an Affiliated Party, partner or member of such Purchaser without the Company's prior written consent in each instance; and provided further, no transfer of rights can be made hereunder to Affiliated Parties, partners or members of a Purchaser if such transfer would have an adverse impact on the availability of an exemption from registration under the Securities Act of the sale of the Shares or would otherwise constitute a public offering under the Securities Act.

            6.2 CALCULATION OF SHARE NUMBERS.  In determining the
                ----------------------------
number of Shares owned by a Purchaser for purposes of exercising rights under this Agreement, (a) Shares owned by a Purchaser shall be deemed to include Shares which have been converted into Common Stock so long as such Common Stock is owned by such Purchaser and (b) all Shares held by an Affiliated Party, partner or member of such Purchaser shall be aggregated together.

      7.        GENERAL.
                -------

            7.1 SEVERABILITY.  The invalidity or unenforceability
                ------------
of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

            7.2 SPECIFIC PERFORMANCE.  In addition to any and all
                --------------------
other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

            7.3 GOVERNING LAW.  This Agreement shall be governed
                -------------
by and construed in accordance with the laws of the State of New
York (without reference to the conflicts of law provisions thereof).

            7.4 NOTICES.  All notices, requests, consents and
                -------
other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

      If to the Company, at 4 Hardscrabble Heights, PO Box 382, Brewster, NY 10509-0382 Attention: President, Facsimile: 1-845-277-8115, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy (which shall not constitute notice) to Vedder, Price, Kaufman & Kammholz, P.C., 805 Third Avenue, New York, NY 10022-2023, Attention: Steven R. Berger, Esq., Facsimile: (212) 407-7799; or

      If to a Purchaser, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Purchaser to the other parties hereto, with a copy (which shall not constitute notice) to Wilmer Cutler Pickering Hale and Dorr LLP, Attention: Gregory J. Ewald, Esq., 1600 Tysons Boulevard, Suite 1000, McLean, VA 22102, Facsimile No.
(703) 251-9797.

      Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy or first class mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 7.4.

            7.5 COMPLETE AGREEMENT.  This Agreement constitutes
                ------------------
the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

            7.6 AMENDMENTS AND WAIVERS.  This Agreement may be
                ----------------------
amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Purchasers holding Shares representing at least 50% of the voting power of all Shares then held by Purchasers; provided that any amendment, termination or waiver to the terms of Section 2 (or a defined term used therein) that occurs after the closing of the Initial Public Offering shall instead require the written consent of the Company and by Purchasers holding Registrable Shares representing at least 50% of the voting power of all Registrable Shares then held by all Purchasers. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Purchaser without the written consent of such Purchaser unless such amendment, termination or waiver applies to all Purchasers in the same fashion (it being agreed that a waiver of the provisions of Section 3 with respect to a particular transaction shall be deemed to apply to all Qualified Purchasers in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Qualified Purchasers may nonetheless, by agreement with the Company, purchase securities in such transaction). The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 7.6 shall be binding on all parties hereto, even if they do not execute such consent.
No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.


            7.7 PRONOUNS.  Whenever the context may require, any
                --------
pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

            7.8 COUNTERPARTS; FACSIMILE SIGNATURES.  This
                ----------------------------------
Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This
Agreement may be executed by facsimile signatures.

            7.9 SECTION HEADINGS AND REFERENCES.  The section
                -------------------------------
headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

                       (signature page follows)



      Executed as of the date first written above.

                             COMPANY:

                             TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

                             By:     ___________________________
                             Name:   Andrew L. Simon
                             Title:  President and CEO

                             PURCHASERS:

                             CAMDEN PARTNERS STRATEGIC FUND III, L.P.

                             By:  Camden Partners Strategic III, LLC,
                             its General Partner

                             By:   Camden Partners Strategic Manager, LLC,
                             its Managing Member

                             By:     __________________________________
                             Name: Donald W. Hughes
                             Title:  Managing Member

                             CAMDEN PARTNERS STRATEGIC FUND III-A, L.P.

                             By:  Camden Partners Strategic III, LLC,
                             its General Partner

                             By:   Camden Partners Strategic Manager, LLC,
                             its Managing Member

                             By:     __________________________________
                             Name: Donald W. Hughes
                             Title:   Managing Member

                                                               EXHIBIT A
                                                               ---------

                               LIST OF PURCHASERS
                               ------------------

NAME AND ADDRESS
----------------

CAMDEN PARTNERS STRATEGIC FUND III, L.P.
c/o: Camden Partners Holdings LLC
500 East Pratt Street,
Suite 1200
Baltimore, MD 21202

CAMDEN PARTNERS STRATEGIC FUND III-A, L.P.
c/o: Camden Partners Holdings LLC
500 East Pratt Street,
Suite 1200
Baltimore, MD 21202

                              EXHIBIT D
                              ---------


                TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

                           VOTING AGREEMENT
                           ----------------

      This Agreement dated as of May 31, 2006 is entered into by and among Touchstone Applied Science Associates, Inc., a Delaware corporation (the "Company"), the persons and entities listed on Exhibit A hereto (individually, a "Purchaser" and collectively, the "Purchasers") and the persons and entities listed on Exhibit B hereto (individually, a "Stockholder" and collectively, the "Stockholders").

                               RECITALS:
                               ---------

      A.	The Purchasers are purchasing, concurrently herewith,
certain shares of capital stock of the Company pursuant to the Series A-1 Convertible Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement");

      B.	The Stockholders are currently stockholders of the
Company, each of whom (i) is the beneficial owner and controls the vote of the Shares set forth on Exhibit B; and (ii) will benefit from the consummation of the transactions contemplated by the Purchase Agreement; and

      C.	The Purchasers, the Stockholders and the Company wish
to provide for the Purchasers representation on the Board of Directors of the Company (the "Board of Directors") in the manner set forth below.

      In consideration of the mutual covenants contained herein and the consummation of the sale and purchase of shares of capital stock of the Company pursuant to the Purchase Agreement, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1.        BOARD OF DIRECTORS.
                ------------------

            (a)	Until the next annual meeting of stockholders of
the Company, the Company shall be governed by a Board of Directors consisting of not less than seven nor more than ten members (each a "Director"). Without the consent of the Purchaser Directors (as hereinafter defined), the number of Directors constituting the full Board of Directors shall not be increased beyond ten; without the consent of the Company Directors (as hereinafter defined), the number of Directors constituting the full Board of Directors shall not be reduced below seven. Regular meetings of the Board shall be held at least two times per year, on a semi-annual basis.

            (b)	Notwithstanding the provisions of Section 1(a)
above, the Company agrees that it, concurrent with the next annual meeting of the stockholders of the Company, the Company shall take all necessary actions to reduce the maximum number of Directors constituting the full Board of Directors to nine.
From and after such annual meeting, without the consent of the Purchaser Directors (as hereinafter defined), the number of Directors constituting the full Board of Directors shall not be increased beyond nine.

      2.        NOMINATION AND ELECTION OF DIRECTORS.
                ------------------------------------

            (a)	For so long as the Purchasers own at least
833,333 shares of Series A-1 Convertible Preferred Stock of the Company or the equivalent shares of Common Stock of the Company if converted, the Purchasers shall have the right to nominate up to a maximum of three Directors (each, a "Purchaser Director"). Two of the Purchaser Directors shall initially be David L. Warnock and Donald W. Hughes. The third Purchaser Director shall be named at a later date.

            (b)	The Company agrees that it shall cause the Board
of Directors to endorse the nominees designated by the Purchasers pursuant to Section 2(a) to serve as Directors. The Board of Directors (other than the Purchaser Directors) shall have the right to nominate no less than four nor more than seven Directors (each a "Company Director"), to serve until their respective successors are elected and qualified, provided, that at such time as the number of Directors constituting the Board of Directors is reduced to nine directors, the Board of Directors (other than the Purchaser Directors) shall have the right to nominate no less than four nor more than six Directors.

            (c)	On the date hereof and at each annual meeting of
stockholders of the Company or any special meeting called for the purpose of electing directors of the Company or at such other time or times as directors may be elected in accordance with the Company's By-Laws and the General Corporation Law of the State of Delaware, the Purchasers and the Stockholders agree to cast all of their Shares in favor of the nominees for Directors nominated pursuant to paragraphs (a) and (b) hereof, and for no other persons. As used in this Agreement, the term "Shares" shall mean and include any and all shares of capital stock of the Company (including Common Stock, Series A-1 Convertible Preferred Stock and Series A-2 Convertible Preferred Stock), by whatever name called, which carry voting rights and shall include any such shares now owned or subsequently acquired by a Purchaser or a Stockholder, however acquired, including without limitation stock splits and stock dividends.

            (d)	So long as each of Cahill, Warnock Strategic
Partners Fund, L.P. and Strategic Associates, L.P. are entitled to elect two directors to the Board of Directors pursuant to that certain Investor Rights Agreement, dated as of September 4, 1998, the Purchasers shall be required to designate the same two directors designated by each of Cahill, Warnock Strategic Partners Fund, L.P. and Strategic Associates, L.P. (who are initially David L. Warnock and Donald W. Hughes) as directors pursuant to Section 2(a).

      3.        REMOVAL.  The Purchaser Directors shall at all times
                -------
have the right to recommend the removal, with or without cause, of a Purchaser Director only, and the Company Directors shall at all times have the right to recommend the removal, with or without cause, of a Company Director only. If a Director's removal shall have been recommended in accordance with the preceding sentence, then the Board of Directors shall take such corporate actions as may be required under the Company's By-Laws and the General Corporation Law of the State of Delaware to effect such removal and the Purchasers and Stockholders shall cast all of their Shares in favor of such removal.

      4.        VACANCY.  If any vacancy occurs in the Board of
                -------
Directors because of the death, disability, resignation, retirement or removal of a Purchaser Director, then the Purchasers shall nominate a successor, and the Board of Directors shall vote to elect such successor to the Board of Directors, or if a vote of the stockholders of the Company is held, the (a) Board of Directors shall recommend to the stockholders that such successor be elected to the Board of Directors; and (b) Purchasers and Stockholders shall cast all of their Shares in favor of the nominees for Directors nominated by the Purchasers, and for no other persons. If any vacancy occurs in the Board of Directors because of the death, disability, resignation, retirement or removal of a Company Director, then the Company Directors shall either (i) nominate a successor, and the Board of Directors shall vote to elect such successor to the Board, or if a vote of the stockholders of the Company is held, the Board of Directors shall recommend to the stockholders that such successor be elected to the Board of Directors, or (ii) decide expressly not to fill such vacancy at such time.

      5.        TERMINATION.  This Agreement shall terminate and
                -----------
thereafter be of no force and effect, except as set forth below, upon the earlier to occur of the following:

            (a)	The Purchasers shall cease to own beneficially at
least 833,333 shares of Series A-1 Convertible Preferred Stock of the Company or the equivalent shares of Common Stock of the Company if converted (the "Purchaser Shares"); or

            (b)	The closing of a Company Sale (as defined in the
Investor Rights Agreement of even date herewith among the Company and the Purchasers).

      6.        NO REVOCATION.  The voting agreements contained herein
                -------------
are coupled with an interest and may not be revoked, except by an amendment, modification or termination effected in accordance with Section 5 or 9(f) hereof. Nothing in this Section 6 shall be construed as limiting the provisions of Section 5 or 9(f) hereof.

      7.        RESTRICTIVE LEGEND.  All certificates representing
                ------------------
Shares as owned or hereafter acquired by the Purchasers, Stockholders or any transferee of any of them bound by this Agreement shall have affixed thereto a legend substantially in the following form:

      "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VOTING AGREEMENTS AS SET FORTH IN THE VOTING AGREEMENT, AS AMENDED FROM TIME TO TIME, BY AND AMONG THE REGISTERED OWNER OF THIS CERTIFICATE, THE COMPANY AND CERTAIN OTHER STOCKHOLDERS OF THE COMPANY, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE SECRETARY OF THE COMPANY."

      8.        OBLIGATIONS BINDING ON TRANSFEREES.  Any person or
                ----------------------------------
entity to which Purchaser Shares, Registrable Shares (as defined in the Investor Rights Agreement) or Shares are transferred by a Purchaser or a Stockholder, as the case may be, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, to the same extent as if such transferee were a Purchaser or Stockholder hereunder, as the case may be; and no Purchaser or Stockholder shall transfer any Purchaser Shares, Registrable Shares or Shares unless the transferee provides a written instrument to the Company notifying the Company of such transfer and agreeing in writing to be bound by the terms of this Agreement.

      9.        GENERAL.
                -------

            (a) SEVERABILITY.  The invalidity or unenforceability
                ------------
of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

            (b) SPECIFIC PERFORMANCE.  In addition to any and all
                --------------------
other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company and the Stockholders hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

            (c) GOVERNING LAW.  This Agreement shall be governed
                -------------
by and construed in accordance with the General Corporation Law of the State of Delaware (without reference to the conflict of law provisions thereof), and to the extent a matter is not addressed by the General Corporation Law of the State of Delaware, this Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to the conflict of laws provisions thereof).

            (d) NOTICES.  All notices, requests, consents and
                -------
other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:
If to the Company, at 4 Hardscrabble Heights, PO Box 382, Brewster, NY 10509-0382 Attention: President, Facsimile: 1-845-277-8115, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy (which shall not constitute notice) to Vedder, Price, Kaufman & Kammholz, P.C., 805 Third Avenue, New York, NY 10022-2023, Attention: Steven R. Berger, Esq., Facsimile: (212) 407-7799; or

If to a Purchaser, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Purchaser to the other parties hereto, with a copy (which shall not constitute notice) to Wilmer Cutler Pickering Hale and Dorr LLP, Attention: Gregory J. Ewald, Esq., 1600 Tysons Boulevard, Suite 1000, McLean, VA 22102, Facsimile No. (703) 251-9797.
If to a Stockholder, at its address set forth on Exhibit B, or at such other address as may have been furnished in writing by such Stockholder to the other parties hereto.

      Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy or first class mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 9(d).

            (e) COMPLETE AGREEMENT.  This Agreement constitutes
                ------------------
the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

            (f) AMENDMENTS AND WAIVERS.  This Agreement may be
                ----------------------
amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Purchasers holding Shares representing at least 50% of the voting power of all Shares then held by Purchasers and the Stockholders, voting together. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Purchaser without the written consent of such Purchaser unless such amendment, termination or waiver applies to all Purchasers in the same fashion. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 9(f) shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

            (g) PRONOUNS.  Whenever the context may require, any
                --------
pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

            (h) COUNTERPARTS; FACSIMILE SIGNATURES.  This
                ----------------------------------
Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This
Agreement may be executed by facsimile signatures.

            (i) SECTION HEADINGS AND REFERENCES.  The section
                -------------------------------
headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

                    (signature page follows)


IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

                                  COMPANY:
                                  -------

                                  TOUCHSTONE APPLIED SCIENCE
                                  ASSOCIATES, INC.

                                  By:____________________________
                                  Linda G. Straley
                                  Secretary

                                  PURCHASERS:
                                  ----------

                                  CAMDEN PARTNERS STRATEGIC
                                  FUND III, L.P.

                                  By:    Camden Partners Strategic III, LLC,
                                         its General Partner

                                  By: Camden Partners Strategic Manager, LLC, its Managing Member

                                  By:   __________________________________
                                  Name:  Donald W. Hughes
                                  Title: Managing Member

                                  CAMDEN PARTNERS STRATEGIC FUND III-A, L.P.

                                  By:    Camden Partners Strategic III, LLC,
                                         its General Partner

                                  By: Camden Partners Strategic Manager, LLC, its Managing Member

                                  By:    __________________________________
                                  Name:  Donald W. Hughes
                                  Title: Managing Member


                                  STOCKHOLDERS:
                                  ------------

                                  CAHILL, WARNOCK STRATEGIC PARTNERS FUND, L.P.
                                  By:    CAHILL WARNOCK STRATEGIC
                                         PARTNERS, L.P.,
                                         its sole General Partner

                                  By:    ___________________________________
                                  Name:  Donald W. Hughes
                                  Title: General Partner


                                  STRATEGIC ASSOCIATES, L.P.
                                  By:    CAHILL WARNOCK STRATEGIC
                                         PARTNERS, L.P., its sole General
                                         Partner

                                  By:    ___________________________________
                                  Name:  Donald W. Hughes
                                  Title: General Partner


                            _________________________________________
                            Andrew L. Simon

                            _________________________________________
                            Linda G. Straley

                            _________________________________________
                            Michael D. Beck

                                  EXHIBIT A

                             List of Purchasers
                             ------------------

Name and Address
----------------

CAMDEN PARTNERS
STRATEGIC FUND III, L.P.
c/o: Camden Partners Holdings LLC
500 East Pratt Street,
Suite 1200
Baltimore, MD 21202

CAMDEN PARTNERS
STRATEGIC FUND III-A, L.P.
c/o: Camden Partners Holdings LLC
500 East Pratt Street,
Suite 1200
Baltimore, MD 21202

                                  EXHIBIT B

                             List of Stockholders
                             --------------------

Name                                                 Number of Shares held
----                                                 ---------------------

Cahill, Warnock Strategic Partners
Fund, L.P.
500 East Pratt Street,
Suite 1200
Baltimore, MD 21202

Strategic Associates, L.P.
500 East Pratt Street,
Suite 1200
Baltimore, MD 21202

Andrew L. Simon                                    93,263 shares owned of record
c/o  Touchstone Applied Science
Associates, Inc.
4 Hardscrabble Heights,
PO Box 382
Brewster, NY 10509-0382


Linda G. Straley                                   50,694 shares owned of record
c/o  Touchstone Applied Science
Associates, Inc.
4 Hardscrabble Heights,
PO Box 382
Brewster, NY 10509-0382

Michael D. Beck                                    94,750 shares owned of record
c/o  Touchstone Applied Science
Associates, Inc.
4 Hardscrabble Heights,
PO Box 382
Brewster, NY 10509-0382

                                 EXHIBIT E
                                 ---------

                         MANAGEMENT RIGHTS LETTER





                                May 31, 2006


Camden Partners Strategic Fund III, L.P.
500 East Pratt Street
Suite 1200
Baltimore, MD 21202

	Re: 	Management Rights

Ladies and Gentlemen:

	On the date hereof, Camden Partners Strategic Fund III, L.P. (the "Investor") acquired shares of Series A Convertible Preferred Stock ("Series A Stock") of Touchstone Applied Science Associates, Inc., a Delaware corporation (the "Issuer"). In connection with such investment, Investor is seeking to obtain direct contractual rights to substantially participate in, or substantially influence the conduct of, the management of the Issuer, in order to satisfy certain requirements to (i) qualify, or maintain its qualification, as a "venture capital operating company" within the meaning of the regulations issued under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a law of the United States. In order to induce Investor to invest in the Issuer and to enable the Investor to satisfy such requirements, the Issuer has agreed to provide the following contractual management rights, in addition to any rights to non-public financial information, inspection rights and other rights specifically provided to all investors in the current financing:

      1. Investor (together with Camden Partners Strategic Fund III-A, L.P.) shall be entitled to designate three members of the Issuer's Board of Directors pursuant to the Voting Agreement dated May 31, 2006 (as amended from time to time, the "Voting
Agreement").

      2. Investor shall be entitled to consult with and advise management of the Issuer on significant business issues, including management's proposed annual operating plans, and management will meet with you regularly during each year at the Issuer's facilities at mutually agreeable times for such consultation and advice and to review progress in achieving said plans.

      3. Investor may examine the books and records of the Issuer and inspect its facilities and its properties and may request information at reasonable times and intervals concerning the general status of the Issuer's financial condition and operations.

      4. If at any time Investor is not represented on the Issuer's Board of Directors:

                (a) the Issuer shall give a representative of Investor copies of all notices, minutes, consents, financial statements, budgets and other material that the Issuer provides to its directors at the same time it provides such information to its directors; and

                (b) the Issuer shall invite the Investor to send a representative to attend in a nonvoting observer capacity all meetings of the Issuer's Board of Directors and such representative may participate in discussions of matters brought to the Board.

      5.        The Issuer shall deliver to Investor:

                (a) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Issuer, consolidated balance sheets of the Issuer and its subsidiaries as of the end of such period, and consolidated statements of income and cash flows of the Issuer and its subsidiaries for the period then ended, prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments; and

                (b) as soon as available and in any event within 120 days after the end of each fiscal year of the Issuer, a consolidated balance sheet of the Issuer and its subsidiaries as of the end of such year, and consolidated statements of income and cash flows of the Issuer and its subsidiaries for the year then ended, prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, together with an auditors report thereon of a firm of established national reputation.

      6. Investor agrees, and any representative of Investor will agree, to hold in confidence and trust and not use or disclose any confidential information provided to or learned by it in connection with its rights under this letter, except as required by law.

      7. This letter agreement may be executed in any number of counterparts and, when so executed, all of such counterparts shall constitute a single instrument binding upon all parties notwithstanding the fact that all parties are not signatory to the original or to the same counterpart.

      8. The rights granted herein shall terminate and be of no further force or effect upon the earlier to occur of (a) the consummation of the sale of the Issuer's securities pursuant to a registration statement filed by the Issuer under the Securities Act of 1933, as amended, or under other applicable local law, in connection with the firm commitment underwritten offering of its securities to the general public, and (b) such time as Investor shall no longer hold any securities of the Issuer. The confidentiality provisions hereof will survive any such termination.

      9. Subject to paragraph 8 above, if the Issuer engages in a restructuring or similar transaction, any resulting entity or entities shall be subject to this Agreement in the same manner as the Issuer.

     10. So long as a nominee of the Investor is represented on the Issuer's Board of Directors, to the extent that the provisions of this Letter are inconstant with the provisions of the Voting Agreement or the Investors Rights Agreement, dated as of May 31, 2006, by and among the Issuer and the Investor (as amended from time to time, the "Investor Rights Agreement"), the provisions of the Voting Agreement and the Investor Rights
Agreement shall control.
[Signatures on Following Page]



                                    Very truly yours,

                                    Touchstone Applied Science Associates, Inc.

                                    By:________________________
                                    Name:
                                    Title:

Accepted:

CAMDEN PARTNERS STRATEGIC FUND III, L.P.

      By:  Camden Partners Strategic III, LLC,
		its General Partner

      By:  Camden Partners Strategic Manager, LLC,
		its Managing Member

      By:  ___________________________________
      Name:   Donald W. Hughes
      Title:  Managing Member

                                EXHIBIT F
                                ---------

                                 OPINION
                                 -------


                                              May 31, 2006

Camden Partners Strategic Fund III, L.P.
500 East Pratt Street, Suite 1200
Baltimore, MD  21202

Camden Partners Strategic Fund III-A, L.P.
500 East Pratt Street, Suite 1200
Baltimore, MD  21202

      Re:     Touchstone Applied Science Associates, Inc.
              -------------------------------------------

Ladies and Gentlemen:

      We have acted as counsel to Touchstone Applied Science Associates, Inc., a Delaware corporation (the "Company"), in connection with their negotiation, execution and delivery of, and the transactions contemplated by, the Securities Purchase Agreement, dated as of May 31, 2006 (the "Purchase Agreement") by and among the Company and the Purchasers named therein. This opinion is furnished to you pursuant to Section 2(h) of the Purchase Agreement. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Purchase Agreement.

      In rendering the opinions set forth herein, we have examined the following documents, each dated as of the date hereof:
            (i)    the Purchase Agreement;

            (ii)   the Investor Rights Agreement (the "Investor
      Rights Agreement");

            (iii)  the Voting Agreement (the "Voting Agreement");

            (iv)   the Management Rights Letters (the
      "Management Letters");

            (v) Certificate of Incorporation of the Company, certified by the Secretary of State of Delaware, on May 3, 2006, and the By-Laws of the Company;

            (vi)   Amended Certificate of Designations of the
      Series A Convertible Preferred Stock of the Company, as filed with the Secretary of State of Delaware on May 26, 2006 (the "Certificate of Designations");

            (vii) resolutions of the Board of Directors of the Company, approving the Purchase Agreement and the transactions contemplated thereby; and

            (viii) such other documents as we, in our professional judgment, have deemed necessary or appropriate as a basis for the opinions set forth below

The items referred to in clauses (i) through (iv) above are referred to herein collectively as the "Purchase Documents".

      In so acting, we have examined originals, or copies, certified or otherwise identified to our satisfaction, of the Purchase Documents and such corporate records, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

      In such examination, we have assumed, with your permission,
(i) the genuineness of all signatures, other than those of officers of the Company, (ii) the legal capacity of natural persons, (iii) the authenticity of all documents submitted to us as originals, (iv) the conformity to the original documents of all documents submitted to us as conformed or photostatic copies and (v) the authenticity of the originals of the Purchase Documents. As to all questions of fact relevant to this opinion, with your permission and without any independent investigation or verification, we have relied upon, and assumed the accuracy of, (i) the certificates or comparable documents of public officials and officers and representatives of the Company and (ii) the representations and warranties of the Company contained in the Purchase Documents. We also have assumed, with your permission and without any independent verification: (i) compliance by each party to the Purchase Documents with its agreements in the respective Purchase Documents; and (ii) that each Purchase Document constitutes the legal, valid and binding obligation of each party to it, other than the Company, and is enforceable against each such other party in accordance with its respective terms. With respect to matters stated to be based on our "Actual Knowledge" or matters "Actually Known" to us, our opinion is based on such information as has come to the actual attention of the attorneys in our firm who have represented the Company in connection with the transactions contemplated by the Purchase Documents, and we have made no special investigation or inquiries with respect thereto.

      For purposes of this opinion, the following terms shall have the following meanings: "Applicable Laws" shall mean the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware, the statutory laws and regulations of the State of New York, and the statutory laws and regulations of the United States of America which, in our experience, are normally applicable to transactions of the type contemplated by the Purchase Documents, without our having made any special investigation as to the applicability of any specific law. "Governmental Approval" means any consent, approval, license or authorization of, or filing, recording or registration with, any governmental authority required by the Applicable Laws.

      We express no opinion as to the laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the statutory laws and regulations of the State of New York, and the statutory laws and regulations of the United States of America. We express no opinion as to any law of any other jurisdiction.

      Based upon and subject to the foregoing, and subject to the qualifications set forth herein we are of the opinion that:

      1. The Company is a Delaware corporation validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority (i) to own and operate its properties and to conduct its business as now being conducted, and (ii) to execute and deliver the Purchase Documents and to perform its respective obligations thereunder.

      2. The execution, delivery and performance by the Company of the Purchase Documents and the performance of its respective obligations thereunder have been duly authorized by all requisite corporate action. The Company has duly executed and delivered each Purchase Document. Each Purchase Document constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its respective terms.

      3. The Company's authorized capital stock consist of 25,000,000 shares as follows: (i) 20,000,000 shares of Common Stock, par value $0.0001 per share ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, par value $0.0001 per share (the "Series A Preferred Stock"), of which the Board of Directors of the Company has designated 1,666,667 shares as Series A-1 Convertible Preferred Stock, and 1,333,333 shares as Series A-2 Convertible Preferred Stock. Subject to the terms and conditions of the Agreement, the Company has authorized the reservation of the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock from time to time.

      4. The execution, delivery and performance by the Company of the Purchase Documents to which it is a party and the performance of its obligations under each such Purchase
Document, each in accordance with it terms, and the performance by each the Company of its respective obligations thereunder will not (a) violate, contravene or conflict with any provision of the certificate of incorporation or bylaws of the Company,
(b) violate, contravene or conflict with any Applicable Laws,
(c) violate any order, writ, injunction or decree of any court or governmental authority or any arbitral award applicable to the Company of which we have Actual Knowledge, (d) to our Actual Knowledge, conflict with or result in a breach of, constitute a default under, require any consent under, result in the acceleration or required prepayment of any indebtedness, or result in the creation of any lien, security interest or other encumbrance upon any of the Company's properties under, any agreement or instrument to which the Company is a party, except for those consents disclosed in the Purchase Agreement which have already been obtained.

      5. Except as set forth in the Purchase Agreement, to our Actual Knowledge, there is no action, suit, proceeding or investigation pending or overtly threatened against the Company before any governmental authority which seeks to affect the enforceability of any of the Purchase Documents.

      6. No Governmental Approval is required for the execution, delivery and performance by any Company of the Purchase Documents, except for those Governmental Approvals specified in the Purchase Documents.

      The foregoing opinions are subject to the following additional qualifications, assumptions and limitations:

            (a)	With respect to our opinions in paragraph 1 above
regarding the good standing of Company, we have relied solely on a Certificate of Good Standing issued by the Secretary of State of Delaware.

            (b)	The enforceability of any obligation of the
Company may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws, reorganization, rehabilitation, moratorium, marshalling or other laws affecting the enforcement generally of creditors' rights and remedies.

            (c)	The enforceability of any obligation of the
Company is subject to principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), public policy, applicable law relating to fiduciary duties, judicial imposition of an implied covenant of good faith and fair dealing and principles regarding successor liability, equitable subordination, substantive consolidation of entities and the adequacy of consideration for a Person's guarantee of its affiliate's obligations.

            (d)	No opinion is given herein as to the availability
of specific performance or equitable relief of any kind.

            (e)	We express no opinion as to the validity, binding
effect or enforceability of (i) purported waivers of any statutory or other rights, court rules or defenses to obligations or consents to any actions where such waivers or consents (A) are against public policy or (B) constitute waivers of rights or consents to actions which by law, regulation or judicial decision may not otherwise be waived or given, (ii) provisions indemnifying any person against, or relieving any person of liability for, its own negligent or wrongful acts or in any other circumstances where enforcement of such provisions would be against public policy or limited or prohibited by applicable law, (iii) any provisions which purport to authorize or permit any person to act in a manner which is determined not to be in good faith or commercially reasonable or any provisions which purport to waive any rights in respect of such acts, (iv) any provisions which purport to authorize or permit any person to exercise any right or remedy upon any nonmaterial breach or default, (v) any forum selection, exclusive jurisdiction or choice of law provision or any provision purporting to waive the right of trial by jury, the objection of improper venue or any unknown rights and defenses, (vi) any powers of attorney to the extent that they purport to grant rights and powers that may not be granted under applicable law or any provision making such powers of attorney irrevocable, whether or not coupled with an interest, (vii) any provisions that purport to permit the exercise of "self-help" remedies, including, without limitation, the exercise of rights of setoff or purported rights to enter onto the property of any person or take physical possession of any property, (viii) any right or obligation to the extent that the same may be varied by course of dealing or performance, (ix) any provision which may provide for the compounding of interest or the payment or accrual of interest on interest or for interest after judgment or after the filing of a voluntary or involuntary proceeding for bankruptcy, insolvency or reorganization or as to the effect of such laws, if applicable,
(x) any provision purporting to establish evidentiary standards,
(xi) any provision that is subject to any mutual mistake of fact or misunderstanding, fraud, duress or undue influence, (xii) any provision prohibiting the non-written modification of any document, (xiii) any provision purporting to determine damages or impose penalties, or requiring payment of attorneys' fees and expenses, in an amount in excess of reasonable attorneys' fees and expenses actually incurred, or (xiv) any provision purporting to shorten any statute of limitations, or waiving in advance any defense with respect to statutes of limitation.

            (f)	The opinions expressed herein are matters of
professional judgment and are not a guarantee of result.

      This opinion is solely for the information of the Purchasers under the Purchase Agreement and is not to be quoted in whole or in part or otherwise referred to, nor is it to be filed with any government agency or any other person, without our prior written consent, and no one other than the Purchasers is entitled to rely on this opinion. This opinion is given to you as of the date hereof and we assume no obligation to advise you of any change which may hereafter be brought to our attention.

                                              Very truly yours,